As filed with the SEC on January 30, 2013

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1	X
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Compass EMP Funds Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street, Omaha, NE  68130

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: (402) 895-1600

The Corporation Trust Company

1209 Orange Street

Wilmington, DE   19801

 (Name and Address of Agent for Service)

Copy to:

Jeffrey T. Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC 27101

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered:  Shares of Beneficial Interest, no par value.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

Mutual Fund Series Trust

80 Arkay Drive

Hauppauge, NY 11788

January 30, 2013

Dear Shareholder:

We have called a special meeting of shareholders of each of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund and (collectively, the “MFST Compass Funds”), each a series of the Mutual Fund Series Trust, an Ohio business trust (“MFST”), to be held on March 22, 2013 in the offices of MFST at 80 Arkay Drive, Hauppauge, NY 11788. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”, and the transactions contemplated thereunder, collectively the “Reorganization”) under which each of the MFST Compass Funds will be reorganized into a new series of the Compass EMP Funds Trust created to carry out the Reorganization (collectively, such series are the “New Compass EMP Funds”), with each New Compass EMP Fund having the same investment objective and principal investment strategies as its corresponding MFST Compass Fund.

The proposed Reorganization is as follows:

•	The Compass EMP Alternative Strategies Fund will merge into the Compass EMP Alternative Strategies Fund (the “Alternative Strategies Fund”);

•	The Compass EMP Multi-Asset Balanced Fund will merge into the Compass EMP Multi-Asset Balanced Fund (the “Balanced Fund”); and

•	The Compass EMP Multi-Asset Growth Fund will merge into the Compass EMP Multi-Asset Growth Fund (the “Growth Fund”).

After the Reorganization, Compass Efficient Model Portfolios, LLC (the “Adviser”), the current investment adviser for each of the MFST Compass Funds, will serve as investment adviser to each of the New Compass EMP Funds. Accordingly, there will be no change in the day-to-day management of the investment portfolios of the MFST Compass Funds as a result of the reorganization.

The proposed reorganizations are not expected to have any adverse federal or state tax consequences to the MFST Compass Funds or their shareholders. Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the Reorganization.

The Compass EMP Funds Trust includes 17 registered mutual funds, as well as six funds (including the three New Compass EMP Funds) that are currently in the process of being registered with the Securities and Exchange Commission (the “SEC”). The Adviser serves as investment adviser to all of the mutual funds of the Compass EMP Funds Trust, and the Adviser’s Managing Partner, Stephen M. Hammers, CIMA, is also the President of the Compass EMP Funds Trust. The Adviser believes that reorganizing the MFST Compass Funds into a single trust with all of the other funds in the Compass EMP Funds Trust will be in the best interest of shareholders of the MFST Compass Funds, for the reasons discussed on page 1 of the Proxy Statement below.

The Adviser therefore made a recommendation to the Board of Trustees of MFST to approve the Reorganization and, following careful analysis and consideration, the Board of Trustees of MFST approved the Plan providing for the proposed Reorganization after concluding that the implementation of the Reorganization is advisable and in the best interest of the MFST Compass Funds’ shareholders. The Board of Trustees of MFST voted to recommend that you vote “FOR” the Plan and the Reorganization.

If you are a shareholder of record as of the close of business on January 24, 2013, you are entitled to vote at the special meeting and at any postponements or adjournments thereof. While we welcome you to join us at the special meeting, we expect that most shareholders will cast their votes by proxy. Whether or not you are planning to attend the special meeting, we need your vote. Please mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. Alternatively, you may call the toll free number on your proxy card to vote by telephone or vote over the Internet at www.proxyvote.com. You should use the enclosed instructions to vote by telephone or over the Internet.

Please note that you will receive a proxy card for each MFST Compass Fund in which you are invested.

Thank you for taking the time to consider this important Reorganization proposal and for your continuing investment in the MFST Compass Funds. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call 877-503-8435.

Sincerely,

/s/Jerry Szilagyi
Jerry Szilagyi, President
Mutual Fund Series Trust

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganizations under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

________________________________

The enclosed proxy statement/prospectus is dated January 30, 2013 and is first being mailed to shareholders on or about January 30, 2013.

Mutual Fund Series Trust

80 Arkay Drive

Hauppauge, NY 11788

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

 TO BE HELD MARCH 22, 2013

We have called a special meeting of shareholders of all classes of each of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund (each, an “MFST Compass Fund”), each a series of the Mutual Fund Series Trust, an Ohio business trust (“MFST”), to be held on March 22, 2013, at 11:00 a.m. local time, in the offices of MFST at 80 Arkay Drive, Hauppauge, NY 11788. The purpose of the meeting is to seek shareholder approval of an Agreement and Plan of Reorganization under which each of the MFST Compass Funds will be reorganized into a new series of the Compass EMP Funds Trust created to carry out the reorganizations (each such series, a “New Compass EMP Fund”), with each New Compass EMP Fund having the same investment objective and principal investment strategies as its corresponding MFST Compass Fund.

At the special meeting, you and the other shareholders of each MFST Compass Fund will be asked to consider and vote upon:

1.

A proposal to approve the reorganization of your MFST Compass Fund into its corresponding New Compass EMP Fund (collectively, the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”).

Pursuant to the Plan, all of the assets of each MFST Compass Fund will be transferred to the corresponding New Compass EMP Fund in exchange for full and fractional Class A, Class C and Class T shares of the corresponding New Compass EMP Fund, with such New Compass EMP Fund assuming the liabilities of the applicable MFST Compass Fund.  The Class A, Class C and Class T shares of the New Compass EMP Fund received by the applicable MFST Compass Fund will be distributed pro rata to the MFST Compass Fund’s Class A, Class C and Class T shareholders. The proposed reorganizations are as follows:

•	The Compass EMP Alternative Strategies Fund will merge into the Compass EMP Alternative Strategies Fund (the “Alternative Strategies Fund”);

•	The Compass EMP Multi-Asset Balanced Fund will merge into the Compass EMP Multi-Asset Balanced Fund (the “Balanced Fund”); and

•	The Compass EMP Multi-Asset Growth Fund will merge into the Compass EMP Multi-Asset Growth Fund (the “Growth Fund”).

2.

If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan for any MFST Compass Fund.

As necessary or desirable, shareholders will consider and act upon any other business that may properly come before the special meeting or any postponements or adjournments thereof.

Only shareholders of record at the close of business on January 24, 2013, the record date for the special meeting, shall be entitled to notice of, and to vote at, the special meeting or any postponements or adjournments thereof. This proxy is being solicited on behalf of MFST.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY

 CARD PROMPTLY OR VOTE BY USING THE TOLL-FREE

 TELEPHONE OR INTERNET ADDRESS FOUND ON YOUR PROXY CARD.

Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes.  You can do this in one of the following three ways:  (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 800-690-6903, or (3) via the Internet at www.proxyvote.com.  Your prompt voting by proxy will help ensure a quorum at the special meeting.  Voting by proxy will not prevent you from voting your shares in person at the special meeting.  You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of MFST at MFST’s address noted in the proxy statement/prospectus or in person at the time of the special meeting.  A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above.

MUTUAL FUND SERIES TRUST

/s/ Jerry Szilagyi
Jerry Szilagyi, President

January 30, 2013

Mutual Fund Series Trust

80 Arkay Drive

Hauppauge, NY 11788

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated:  January 30, 2013

Question 1: What is this document and why did we send it to you?

Answer: This document includes a notice of special meeting of shareholders, a combined proxy statement/prospectus, and a form of proxy. The Board of Trustees of the Mutual Fund Series Trust, an Ohio business trust (“MFST”), on behalf of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund, each a series of MFST (each, an “MFST Compass Fund” and, collectively the “MFST Compass Funds”), has approved an Agreement and Plan of Reorganization (the “Plan”, and the transactions contemplated thereunder, collectively the “Reorganization”) between the Compass EMP Funds Trust and MFST pursuant to which:

•

all of the assets of the Compass EMP Alternative Strategies Fund will be transferred to the Alternative Strategies Fund, in exchange for Class A, Class C and Class T shares of the Alternative Strategies Fund, which will be distributed pro rata by the Compass EMP Alternative Strategies Fund to its Class A, Class C and Class T shareholders, and the Alternative Strategies Fund’s assumption of the Compass EMP Alternative Strategies Fund’s liabilities;

•

all of the assets of the Compass EMP Multi-Asset Balanced Fund will be transferred to the Balanced Fund, in exchange for Class A, Class C and Class T shares of the Balanced Fund, which will be distributed pro rata by the Compass EMP Multi-Asset Balanced Fund to its Class A, Class C and Class T shareholders, and the Balanced Fund’s assumption of the Compass EMP Multi-Asset Balanced Fund’s liabilities; and

•

all of the assets of the Compass EMP Multi-Asset Growth Fund will be transferred to the Growth Fund, in exchange for Class A, Class C and Class T shares of the Growth Fund, which will be distributed pro rata by the Compass EMP Multi-Asset Growth Fund to its Class A, Class C and Class T shareholders, and the Growth Fund’s assumption of the Compass EMP Multi-Asset Growth Fund’s liabilities.

Each New Compass EMP Fund has the same investment objective and principal investment strategies as its corresponding MFST Compass Fund. Compass Efficient Model Portfolios, LLC (the “Adviser”), currently the investment adviser to the MFST Compass Funds, will serve as investment adviser to each of the New Compass EMP Funds. Accordingly, there will be no change in the day-to-day management of the investment portfolio of the MFST Compass Funds as a result of the Reorganization.

Shareholder approval is needed to proceed with the Reorganization of each MFST Compass Fund and a special meeting of shareholders of all classes of each of the MFST Compass Funds will be held on March 22, 2013 to consider whether to approve the Plan and implement the Reorganization. The Board of Trustees of MFST is sending this document to you for your use in deciding whether to approve the Plan at the special meeting.

If the Plan is carried out as proposed, we do not expect the transaction will have any adverse federal or state tax consequences to the MFST Compass Funds or their shareholders. Please refer to the enclosed proxy statement/prospectus for a detailed explanation of the Reorganization.

Question 2: What is the reason for the Reorganization?

Answer: The Compass EMP Funds Trust includes 17 registered mutual funds, as well as six funds (including the three New Compass EMP Funds) that are currently in the process of being registered with the Securities and Exchange Commission (the “SEC”). The Adviser serves as investment adviser to all of the mutual funds of the Compass EMP Funds Trust, and the Adviser’s Managing Partner, Stephen M. Hammers, CIMA, is also the President of the Compass EMP Funds Trust. The Adviser believes that reorganizing the MFST Compass Funds into a single trust with all of the other funds in the Compass EMP Funds Trust will be in the best interest of shareholders of the MFST Compass Funds, for the reasons discussed on page 1 of the Proxy Statement below.

The Adviser therefore made a recommendation to the Board of Trustees of MFST to approve the reorganization of the MFST Compass Funds with and into the New Compass EMP Funds, and, following careful analysis and consideration, the Board of Trustees of MFST approved the Agreement and Plan of Reorganization providing for the proposed reorganization transactions after concluding that the implementation of the Reorganization is advisable and in the best interest of the MFST Compass Funds’ shareholders. The Board of Trustees of MFST voted to recommend that you vote “FOR” the Agreement and Plan of Reorganization.

Question 3: How will the MFST Compass Funds and their shareholders be affected by the Reorganization?

Answer: As a result of the Reorganization, each MFST Compass Fund will be reorganized into its corresponding New Compass EMP Fund.  Since the Adviser will be the investment adviser to each New Compass EMP Fund, there will be no change in the day-to-day management of the investment portfolio of the New Compass EMP Funds.

The advisory fee for each New Compass EMP Fund will remain the same, and to the extent a MFST Compass Fund is currently party to an expense limitation agreement, a substantially similar expense limitation arrangement will remain in place through at least two years from the Reorganization. Each New Compass EMP Fund will be supervised by the New Compass EMP Funds’ Board of Trustees and will be serviced by the New Compass EMP Funds’ service providers, all of which are service providers currently serving the MFST Compass Funds.

The proposed Reorganization is not expected to have any adverse federal or state tax consequences to the MFST Compass Funds or their shareholders.

Question 4: What will happen if the Reorganization is not approved?

Answer: If the shareholders of any MFST Compass Fund do not approve the Reorganization for that Fund, then the Fund will continue to operate and the Board of Trustees of MFST may take any further action it deems to be in the best interest of such Fund and its shareholders, including resubmitting the proposal to shareholders or terminating the applicable MFST Compass Fund.

Question 5: Why do I need to vote?

Answer: Your vote is needed to ensure that the Reorganization proposal can be acted upon. Even if you are a small investor, your vote makes a difference. If too few shareholders vote, the MFST Compass Funds may not receive enough votes to go forward with the special meeting. Your immediate response (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling a toll-free telephone number, or (3) via the Internet will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Question 6: How does the Board recommend that I vote?

Answer: After careful consideration, the Board of Trustees of MFST voted to recommend that you vote FOR the Plan. If necessary, we may ask shareholders to vote on the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Reorganization for one or more Funds. The Board of Trustees of MFST recommends that you vote FOR adjournment.

Question 7: Who is paying for expenses related to the Reorganization?

Answer: The Adviser will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting. The total costs of the Reorganization are estimated to be approximately $150,000.

Question 8: How do I vote?

Answer: Whether or not you plan to attend the meeting, we urge you to authorize proxies to cast your votes. You can do this in one of the following three ways: (1) by completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; (2) by calling the toll-free telephone number 800-690-6903, or (3) via the Internet at www.proxyvote.com. Your prompt voting by proxy will help ensure a quorum at the special meeting. Voting by proxy will not prevent you from voting your shares in person at the special meeting. You may revoke your proxy before it is exercised at the special meeting, either by writing to the Secretary of MFST at the address noted in the proxy statement/prospectus or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed above. If you have any questions regarding the proposed Reorganization to be voted on, please do not hesitate to call 877-503-8435.

Question 9: Who do I call if I have questions?

Answer: We will be happy to answer your questions about the proxy solicitation. Please call 877-503-8435 during normal business hours between 8:00 a.m. and 5:00 p.m. Eastern time.

Mutual Fund Series Trust

80 Arkay Drive

Hauppauge, NY 11788

Compass EMP Funds Trust

80 Arkay Drive

Hauppauge, NY 11788

______________________________________________________________

PROXY STATEMENT AND PROSPECTUS DATED JANUARY 30, 2013

 ______________________________________________________________

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Mutual Fund Series Trust, an Ohio business trust (the “MFST”), on behalf of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund, each a series of MFST (each, an “MFST Compass Fund” and, collectively, the “MFST Compass Funds”), for use at a special meeting of shareholders of all classes of the MFST Compass Funds to be held at 80 Arkay Drive, Hauppauge, NY 11788, on March 22, 2013, at 11:00 a.m. local time. At the special meeting, shareholders of the MFST Compass Funds will meet for the following purposes:

1.

A proposal to approve the reorganization of your MFST Compass Fund into a corresponding “New Compass EMP Fund” (such transactions, collectively the “Reorganization”), pursuant to an Agreement and Plan of Reorganization (the “Plan”). A copy of the Plan is attached hereto as Exhibit A. Pursuant to the Plan, all of the assets of each MFST Compass Fund will be transferred to the corresponding New Compass EMP Fund in exchange for full and fractional Class A, Class C and Class T shares of the corresponding New Compass EMP Fund, with the New Compass EMP Fund assuming the liabilities of the applicable MFST Compass Fund. The Class A, Class C and Class T shares of the New Compass EMP Fund received by the applicable MFST Compass Fund will be distributed pro rata to the MFST Compass Fund’s Class A, Class C and Class T shareholders. Each New Compass EMP Fund has the same investment objective and principal investment strategies as its corresponding MFST Compass Fund. The proposed reorganizations are as follows:

•	The Compass EMP Alternative Strategies Fund will merge into the Alternative Strategies Fund;

•	The Compass EMP Multi-Asset Balanced Fund will merge into the Balanced Fund; and

•	The Compass EMP Multi-Asset Growth Fund will merge into the Growth Fund.

2.

If necessary, a proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Plan for any MFST Compass Fund.

3.	To transact such other business that may properly come before the special meeting or any postponements or adjournments thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to MFST at 80 Arkay Drive, Hauppauge, NY 11788, Attention: Secretary, or in person at the time of the special meeting. A prior proxy can also be revoked by proxy voting again through the website or toll-free number listed in the enclosed voting instructions.

Each MFST Compass Fund is a series of MFST, an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each New Compass EMP Fund is a series of Compass EMP Funds Trust, an open-end management investment company registered with the SEC under the 1940 Act.

The following documents have been filed with the SEC and are incorporated by reference into this proxy statement/prospectus, which means that they are legally considered to be a part of this proxy statement/prospectus: Prospectus of the MFST Compass Funds, dated March 31, 2012, as supplemented to date; Annual Report to Shareholders for the MFST Compass Funds for the fiscal year ended November 30, 2011, containing audited financial statements; and Semi-Annual Report to Shareholders for the MFST Compass Funds for the six months ended May 31, 2012.

Copies of the MFST Compass Funds’ documents are available upon request and without charge by writing to the MFST Compass Funds at 80 Arkay Drive, Hauppauge, NY 11788 or by calling 866-447-4228. Copies of the documents for the New Compass EMP Funds are available upon request and without charge by writing to Compass EMP Funds Trust, 80 Arkay Drive, Hauppauge, NY 11788 or by calling 888-944-4367.

The Annual Report to Shareholders for the MFST Compass Funds for the fiscal year ended November 30, 2011, containing audited financial statements, and the Semi-Annual Report to Shareholders for the MFST Compass Funds for the six months ended May 31, 2012 have been previously mailed to shareholders of the MFST Compass Funds. Copies are available by writing or calling the MFST Compass Funds at the address or telephone number listed above.

This proxy statement/prospectus sets forth concisely the information about the New Compass EMP Funds that you should know before considering the Plan and resulting Reorganization and it should be retained for future reference. Additional information contained in a statement of additional information relating to this proxy statement/prospectus (“SAI”), as required by the SEC, is on file with the SEC. The SAI is available without charge, upon request by calling the toll free number set forth above for the MFST Compass Funds or by writing to the MFST Compass Funds at the address set forth above. The SAI, dated January 30, 2013, is incorporated by reference into this proxy statement/prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the reorganizations described in the proxy statement/prospectus or the securities to be issued pursuant to the reorganizations under the proxy statement/prospectus or determined if the proxy statement/prospectus is accurate or adequate.  Any representation to the contrary is a criminal offense.

PROXY STATEMENT/ PROSPECTUS TABLE OF CONTENTS

B.	Next Meeting of Shareholders	27
C.	Legal Matters	27
D.	Experts	27

EXHIBIT A		A-1

EXHIBIT B		B-1

I.	SYNOPSIS

A.	Overview

The following synopsis is a summary of certain information contained elsewhere in this proxy statement/prospectus, including documents incorporated by reference, as well as in the Plan. This proxy statement/prospectus is qualified by reference to the more complete information contained herein as well as in the Prospectus of the MFST Compass Funds, dated March 31, 2012, as supplemented to date, which includes information about the MFST Compass Funds, and in the Plan attached hereto as Exhibit A. Shareholders should read the entire proxy statement/prospectus carefully.

B.	Reasons for the Reorganization and Board Deliberations

The proposed Reorganization was presented to the Board of Trustees of MFST for consideration at meetings held on August 28 and November 26, 2012. At these meetings, representatives of Compass Efficient Model Portfolios, LLC (the “Adviser”), the current investment adviser for each of the MFST Compass Funds, and the New Compass EMP Funds provided, and the Board reviewed, detailed information about the proposed Reorganization in response to the Board’s request for information regarding the Adviser’s plans with respect to the New Compass EMP Funds and the Reorganization. For the reasons discussed below, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, determined that the Reorganization is in the best interests of the MFST Compass Funds and their shareholders and voted to approve the Reorganization and to present it to shareholders for approval.

On August 28, 2012, the Board of Trustees of MFST reviewed an initial proposal from the Adviser concerning the Reorganization. On November 26, 2012, the Board of Trustees of MFST reviewed a revised proposal from the Adviser, which contained additional information regarding the Compass EMP Funds Trust and the New Compass EMP Funds that had been requested by the Board. After reviewing and considering a number of factors relating to the Adviser and the New Compass EMP Funds, the Board of Trustees of MFST determined that the proposed Reorganization is in the best interest of the shareholders of each of the MFST Compass Funds.

The action of the Board of Trustees of MFST to recommend the proposed Reorganization included consideration of a number of factors in connection with this decision. Among the factors considered by the Board were:

1.

that each New Compass EMP Fund has substantially similar investment objective and principal investment strategies as its corresponding MFST Compass Fund;

2.

the nature, extent and quality of the services proposed to be provided by the Adviser;

3.

the terms of the proposed Reorganization, including the anticipated tax-free nature of the transactions for the MFST Compass Funds and their shareholders;

4.

the operating expense ratios of the MFST Compass Funds and the willingness of the Adviser to maintain any current expense caps in place for at least the two-year period following the closing of the Reorganization;

5.

the operational and marketing efficiencies that will benefit MFST Compass Fund shareholders, both directly and indirectly, due to the Adviser being able to focus its oversight and marketing of all the funds it manages in one trust;

6.

the various other management efficiencies afforded by having a single group of trustees and officers overseeing all of the funds managed by the Adviser;

7.

the expense efficiencies due to the economies of scale resulting from the combination of the Compass EMP Fund Trust’s current funds and the MFST Compass Funds and the assumption of certain services currently separately contracted for with MFund Services LLC by the Adviser and the New Compass EMP Funds’ administrator for no additional compensation;

8.

the opportunity for shareholders of the MFST Compass Funds to have exchange rights in the broad array of funds offered by the Compass EMP Funds Trust;

9.

the plans of the Adviser to maintain the current portfolio manager for the MFST Compass Funds as portfolio manager of the corresponding New Compass EMP Funds following the closing of the Reorganization;

10.

that the Adviser is bearing all of the costs of the Reorganization, including proxy solicitation costs, and that the MFST Compass Funds will not incur any of the costs of carrying out and completing the Reorganization;

11.

that the interests of shareholders of the MFST Compass Funds will not be diluted as a result of the Reorganization;

12.

the nature, extent and quality of the non-advisory services to be provided by various service providers to the New Compass EMP Funds following the closing of the Reorganization, including the fund administration, fund accounting, shareholder servicing, distribution, transfer agency, audit and custody services, which will not change as a result of the Reorganization as the MFST Compass Funds and the New Compass EMP Funds use the same service providers for these services; and

13.

the Adviser’s provision of additional D&O/E&O insurance for the benefit of MFST and its officers and trustees, which insurance is intended to cover any claims concerning the MFST Compass Funds made against MFST after the Reorganization.

The Board of Trustees of MFST has approved the Plan and resulting Reorganization, and recommends that you vote “FOR” the Plan and Reorganization.

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the closing of the Reorganization will occur on or about March 22, 2013, or such other date as is agreed to by the parties, provided that the New Compass EMP Funds have obtained prior to that time an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the New Compass EMP Funds for purposes of the Reorganization, concerning the tax consequences of the Reorganization as set forth in the Plan. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the MFST Compass Funds, at any time prior to the closing, (i) by the MFST Compass Funds if any conditions precedent to the obligations of the MFST Compass Funds have not been fulfilled or waived; (ii) by the New Compass EMP Funds Trust if any conditions precedent to the obligations of the New Compass EMP Funds have not been fulfilled or waived; or (iii) by mutual consent of the parties.

The Adviser will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting. In addition to solicitations by mail, certain officers and agents of the MFST Compass Funds also may solicit proxies, without special compensation, by telephone or via the Internet. If shareholders holding a sufficient number of shares of any MFST Compass Fund do not approve the Plan and resulting Reorganization, that Fund will continue to operate and the Board of Trustees of MFST may take any further action as it deems to be in the best interests of such Fund and its shareholders, subject to approval by the shareholders of the MFST Compass Fund if required by applicable law.

C.	The Proposed Plan and Resulting Reorganization

If a MFST Compass Fund’s shareholders approve the Plan and the Reorganization takes place, then:

•	the applicable New Compass EMP Fund will acquire substantially all of the assets and assume the liabilities of the corresponding MFST Compass Fund;

•

the applicable New Compass EMP Fund will issue Class A, Class C and Class T shares to the corresponding MFST Compass Fund, which the MFST Compass Fund will distribute pro rata to its Class A, Class C and Class T shareholders;

•	shareholders of the applicable MFST Compass Fund will become shareholders of the corresponding New Compass EMP Fund; and

•

shares of the applicable New Compass EMP Fund received by shareholders of the corresponding MFST Compass Fund will have the same aggregate net asset value as the shares of the MFST Compass Fund held immediately prior to the Reorganization.

No sales charges will be imposed on the shares of the New Compass EMP Funds issued in connection with the Reorganization. The Reorganization has been structured with the intention that it qualify for federal income tax purposes as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, for federal income tax purposes, shareholders should not recognize any gain or loss on the MFST Compass Fund shares as a result of the Reorganization.

D.	Comparison of the MFST Compass Funds and the New Compass EMP Funds

1.	Investment Objectives and Principal Investment Policies

Compass EMP Alternative Strategies Fund and Alternative Strategies Fund

The investment objective and investment strategy of the Compass EMP Alternative Strategies Fund and the Alternative Strategies Fund are substantially similar.

The investment objective of the Compass EMP Alternative Strategies Fund and the Alternative Strategies Fund is long-term capital appreciation with current income as a secondary objective.

Each Fund seeks to achieve its investment objective by investing in a portfolio of exchange-traded funds (“ETFs”), equities, fixed income securities and futures contracts.  The Adviser will select the appropriate investment vehicle based on the strategy of the particular asset class within the investment portfolio. Each Fund invests primarily in fixed income, equity and alternative securities, with an emphasis on alternatives (including commodity, currency, hedging and real estate).

Each Fund uses a proprietary global asset allocation model that seeks to produce lower volatility with a similar or greater return over a full market cycle compared to traditional market indexes. The rules-based asset allocation methodology used to manage each Fund’s portfolio consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy. Because each Fund follows a rules-based asset allocation strategy, its performance is not intended to track or correlate the performance of any particular securities index.

The Adviser selects securities and strategies that invest across a broad range of global asset classes including, but not limited to, U.S., international and emerging markets stocks, including small, mid and large capitalization companies, U.S. and international bonds, U.S. and international real estate, commodities and currencies. Although the Adviser selects securities from a broad range of asset classes, the market capitalization of the equity securities in which each Fund may invest are not a factor considered by the Adviser in making investment decisions for the Fund. In considering fixed income securities or ETFs that invest in fixed income securities, the average credit rating for these securities will be investment grade (which the Adviser defines as having a rating of BBB and above) and the Adviser will focus on fixed income securities or ETFs with an intermediate average maturity (defined as between 3 and 7 years), although each Fund may invest in fixed income securities or ETFs with any average credit rating or maturity.

Each Fund will invest up to 25% of its total assets in a wholly-owned and controlled subsidiary (a “Subsidiary”).  The Subsidiary will invest primarily in (long and short) commodity, currency and financial futures, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.  When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions as the Fund. Upon the completion of the Reorganization, Messrs. John M. Gering, Donald T. Benson and Ottis E. Mims, who are collectively all of the independent trustees of the Compass EMP Funds Trust, will be the directors of the Subsidiary.

Compass EMP Multi-Asset Balanced Fund and the Balanced Fund

The investment objective and investment strategy of the Compass EMP Multi-Asset Balanced Fund and the Balanced Fund are substantially similar.

The primary investment objective of the Compass EMP Multi-Asset Balanced Fund and the Balanced Fund is to achieve current income with capital appreciation as a secondary objective.

Each Fund seeks to achieve its investment objective by investing in a portfolio of ETFs, equities, fixed income securities and futures contracts.  The Adviser will select the appropriate investment vehicle based on the strategy of the particular asset class within the investment portfolio.  Each Fund invests primarily in fixed income, equity and alternative (including commodity, currency, hedging and real estate) securities, with an emphasis on fixed income and equities. Under normal market conditions, each Fund invests at least 25% of its net assets in equity securities and at least 25% of its assets in fixed income securities.

Each Fund uses a proprietary global asset allocation model that seeks to produce lower volatility with a similar or greater return over a full market cycle compared to traditional market indexes. The rules-based asset allocation methodology used to manage each Fund’s portfolio consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy. Because each Fund follows a rules-based asset allocation strategy, its performance is not intended to track or correlate the performance of any particular securities index.

The Adviser selects securities and strategies that invest across a broad range of global asset classes including, but not limited to, U.S., international and emerging markets stocks, including small, mid and large capitalization companies, U.S. and international bonds, U.S. and international real estate, commodities and currencies. Although the Adviser selects securities from a broad range of asset classes, the market capitalization of the equity securities in which each Fund may invest are not a factor considered by the Adviser in making investment decisions for the Fund. In considering fixed income securities or ETFs that invest in fixed income securities in which a Fund may invest, the average credit rating for these securities will be investment grade (which the Adviser defines as having a rating of BBB and above) and the Adviser will focus on fixed income securities or ETFs with an intermediate average maturity (defined as between 3 and 7 years), although each Fund may invest in fixed income securities or ETFs with any average credit rating or maturity.

Each Fund will invest up to 25% of its total assets in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest primarily in (long and short) commodity, currency and financial futures, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.  When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions as the Fund. Upon the completion of the Reorganization, Messrs. John M. Gering, Donald T. Benson and Ottis E. Mims, who are collectively all of the independent trustees of the Compass EMP Funds Trust, will be the directors of the Subsidiary.

 Compass EMP Multi-Asset Growth Fund and the Growth Fund

The investment objective and investment strategy of the Compass EMP Multi-Asset Growth Fund and the Growth Fund are substantially similar.

The investment objective of the Compass EMP Multi-Asset Growth Fund and the Growth Fund is to achieve long-term capital appreciation.

Each Fund seeks to achieve its investment objective by investing in a portfolio of ETFs, equities, fixed income securities and futures contracts.  The Adviser will select the appropriate investment vehicle based on the strategy of the particular asset class within the investment portfolio. Each Fund invests primarily in fixed income, equity and alternative (including commodity, currency, hedging and real estate) securities.

Each Fund uses a proprietary global asset allocation model that seeks to produce lower volatility with a similar or greater return over a full market cycle compared to traditional market indexes. The rules-based asset allocation methodology used to manage each Fund’s portfolio consists of restrictions, constraints and criteria for the purchase or sale of each individual asset class, security or strategy. Because each Fund follows a rules-based asset allocation strategy, the performance of the Fund is not intended to track or correlate the performance of any particular securities index.

The Adviser selects securities and strategies that invest across a broad range of global asset classes including, but not limited to, U.S., international and emerging markets stocks, including small, mid and large capitalization companies, U.S. and international bonds, U.S. and international real estate, commodities and currencies. Although the Adviser selects securities from a broad range of asset classes, the market capitalization of the equity securities in which each Fund may invest are not a factor considered by the Adviser in making investment decisions for the Fund.

Each Fund will invest up to 25% of its total assets in a wholly-owned and controlled Subsidiary.  The Subsidiary will invest primarily in (long and short) commodity, currency and financial futures, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions.  When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions as the Fund.  Upon the completion of the Reorganization, Messrs. John M. Gering, Donald T. Benson and Ottis E. Mims, who are collectively all of the independent trustees of the Compass EMP Funds Trust, will be the directors of the Subsidiary.

2.	Investment Advisory Services

Compass Efficient Model Portfolios, LLC, 213 Overlook Circle, Suite A-1, Brentwood, TN 37027, serves as the investment adviser to both the MFST Compass Funds and the New Compass EMP Funds. The Adviser has been providing investment advisory services since 1996. The Adviser furnishes each MFST Compass Fund and New Compass EMP Fund with office space and certain administrative services and provides most of the personnel needed by the MFST Compass Funds and New Compass EMP Funds.

3.	Distribution Services

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137, currently acts as the distributor for the Compass MFST Funds, and has also been engaged to serve as the distributor for the New Compass EMP Funds.

Each MFST Compass Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, which allows the Fund to pay distribution fees for the sale and distribution of its shares, and each of the New Compass EMP Funds has adopted a substantially similar distribution plan. Under the distribution plan, each Fund may pay a service and/or distribution fee at an annual rate of up to 0.25%, 0.50% or 1.00% of the Fund’s average daily net assets for Class A, Class T and Class C shares, respectively. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

4.	Purchase and Redemption Procedures

The MFST Compass Funds and the New Compass EMP Funds have similar purchase and redemption procedures. Purchases and sales (redemptions) of shares of both the MFST Compass Funds and the New Compass EMP Funds are made at the net asset value per share next determined after receipt of the complete and accurate purchase or redemption order by the respective fund’s transfer agent. The minimum initial investment for the Class A, T and C shares of each of the MFST Compass Funds and New Compass EMP Funds is $1,000. Both the MFST Compass Funds and the New Compass EMP Funds may waive the investment minimums from time to time.

Both the MFST Compass Funds and the New Compass EMP Funds offer a systematic investment plan or automatic investment plan, whereby an existing shareholder may authorize the MFST Compass Funds and the New Compass EMP Funds to withdraw from his, her or its personal bank account each month an amount that such shareholder wishes to invest.

Payments to Broker-Dealers and Other Financial Intermediaries:  If, after the Reorganization, you purchase a New Compass EMP Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5.	Exchange Procedures

Shareholders of the MFST Compass Funds may exchange shares of the MFST Compass Funds between MFST Compass Funds any day that the MFST Compass Funds and the New York Stock Exchange (“NYSE”) are open for business.

Shareholders of the New Compass EMP Funds may exchange shares of a New Compass EMP Fund for shares of any other fund of the Compass EMP Funds Trust any day that the Compass EMP Funds Trust and the NYSE are open for business. Exchanges are done at no cost.

E.	Federal Tax Consequences of the Proposed Reorganization

The MFST Compass Funds will have received on the closing date an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the New Compass EMP Funds for purposes of the Reorganization, to the effect that the proposed Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, no gain or loss will be recognized by the MFST Compass Funds upon the transfer of assets solely in exchange for shares of the New Compass EMP Funds and its assumption of liabilities, if any, or by shareholders of the MFST Compass Funds upon their receipt of shares of the respective New Compass EMP Fund. The tax basis for the shares of the New Compass EMP Fund received by shareholders will be the same as their tax basis for the shares of the MFST Compass Fund to be constructively surrendered in exchange therefore. In addition, the holding period of the shares of the New Compass EMP Fund to be received in connection with the Reorganization will include the period during which the shares of the MFST Compass Fund to be constructively surrendered in exchange therefore were held, provided the latter shares were held as capital assets by the shareholders on the date of the exchange.

II.	PRINCIPAL RISK FACTORS

Compass EMP Alternative Strategies Fund and Alternative Strategies Fund

The risks related to the principal investment strategies of the Compass EMP Alternative Strategies Fund and the Alternative Strategies Fund are the same and are as follows:

Management Risk. The Adviser’s asset allocation model, which attempts to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

Fixed Income Risk. The value of the Fund’s investments in bonds or ETFs that own bonds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Futures Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Stock Market Risk.  Overall stock market risks may affect the value of the Fund.  Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Real Estate Risk.  The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes.

Acquired Fund Limitations and Expenses Risks.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear these risks, fees and expenses of the underlying investment companies in which the Fund invests in addition to the Fund’s direct risks, fees and expenses.

Tracking Risks.   ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices or sectors they track because transaction costs incurred by the ETF in adjusting the actual balance of the securities.

Liquidity Risks.  The Fund is subject to the risk that the Adviser may not be able to acquire or sell shares of the underlying investment companies or other securities held by the Fund at a price that is acceptable to the Adviser.

Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

Tax Risk.  The Fund may not be able to meet the conditions to qualify as a "Regulated Investment Company" or "RIC" and be eligible for the favorable tax provisions under the Internal Revenue Code that apply to RICs.  If the Fund does not qualify as a RIC, it will be subject to Fund-level taxation, which will reduce the Fund's net asset value by taxes paid on net income and net capital gains. In the alternative, the Fund may be required to pay a tax penalty that could be significant to maintain its RIC status.

Wholly-Owned Subsidiary Risk.  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Turnover Risk.   The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

 Compass EMP Multi-Asset Balanced Fund and the Balanced Fund

The risks related to the principal investment strategies of the Compass EMP Multi-Asset Balanced Fund and the Balanced Fund are the same and are as follows:

Management Risk. The Adviser’s asset allocation model, which attempts to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

Fixed Income Risk. The value of the Fund’s investments in bonds or ETFs that own bonds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Futures Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Stock Market Risk.  Overall stock market risks may affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies and may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Real Estate Risk.  The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes.

Acquired Fund Limitations and Expenses Risks.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear these risks, fees and expenses of the underlying investment companies in which the Fund invests in addition to the Fund’s direct risks, fees and expenses.

Tracking Risks.   ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices or sectors they track because transaction costs incurred by the ETF in adjusting the actual balance of the securities.

Liquidity Risks.  The Fund is subject to the risk that the Adviser may not be able to acquire or sell shares of the underlying investment companies or other securities held by the Fund at a price that is acceptable to the Adviser.

Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

Tax Risk.  The Fund may not be able to meet the conditions to qualify as a "Regulated Investment Company" or "RIC" and be eligible for the favorable tax provisions under the Internal Revenue Code that apply to RICs.  If the Fund does not qualify as a RIC, it will be subject to Fund-level taxation, which will reduce the Fund's net asset value by taxes paid on net income and net capital gains. In the alternative, the Fund may be required to pay a tax penalty that could be significant to maintain its RIC status.

Wholly-Owned Subsidiary Risk.  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Turnover Risk.   The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Compass EMP Multi-Asset Growth Fund and the Growth Fund

The risks related to the principal investment strategies of the Compass EMP Multi-Asset Growth Fund and the Growth Fund are the same and are as follows:

Management Risk. The Adviser’s asset allocation model, which attempts to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

Fixed Income Risk. The value of the Fund’s investments in bonds or ETFs that own bonds will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bonds and bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

Foreign Exposure Risk.   Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Currency Risk.  The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Futures Risk. The Fund’s use of futures contracts exposes the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities.

Stock Market Risk.  Overall stock market risks may affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Small and Mid Capitalization Stock Risk.   The earnings and prospects of smaller-sized companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Preferred Stock Risk.  The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock.  Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.

Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors.  Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Real Estate Risk.  The value of real estate investments are subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market.  These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes.

Acquired Fund Limitations and Expenses Risks.  The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares.  Investors in the Fund will indirectly bear the risks, fees and expenses of the underlying investment companies in which the Fund invests in addition to the Fund’s direct risks, fees and expenses.

Tracking Risks.   ETFs in which the Fund invests may not be able to replicate exactly the performance of the indices or sectors they track because of transaction costs incurred by the ETF in adjusting the actual balance of the securities.

Liquidity Risks.  The Fund is subject to the risk that the Adviser may not be able to acquire or sell shares of underlying investment companies or other securities held by the Fund at a price that is acceptable to the Adviser.

Sector Risk.  The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors.

Tax Risk.  The Fund may not be able to meet the conditions to qualify as a "Regulated Investment Company" or "RIC" and be eligible for the favorable tax provisions under the Internal Revenue Code that apply to RICs.  If the Fund does not qualify as a RIC, it will be subject to Fund-level taxation, which will reduce the Fund's net asset value by taxes paid on net income and net capital gains. In the alternative, the Fund may be required to pay a tax penalty that could be significant to maintain its RIC status.

Wholly-Owned Subsidiary Risk.  The Subsidiary will not be registered under the 1940 Act and, unless otherwise noted in this Prospectus, will not be subject to all of the investor protections of the 1940 Act.  Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders.  Your cost of investing in the Fund will be higher because you indirectly bear the expenses of the Subsidiary.

Turnover Risk.   The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

III.	COMPARISON FEE TABLES AND EXAMPLES

A.	Fee Tables

For all of the Funds, you will pay indirectly various expenses because each Fund pays fees and expenses that reduce the return on your investment. The following tables describe the fees and expenses that you may pay if you buy and hold shares of the New Compass EMP Funds. Only pro forma information has been presented with respect to the New Compass EMP Funds because no New Compass

EMP Fund will commence operations until the applicable Reorganization is completed.  The Reorganization itself will not cause a shareholder to directly pay any additional fees.

With respect to the fees and expenses of the New Compass EMP Funds, and as set forth below, the investment management fees charged by the New Compass EMP Funds will be the same as the investment management fees charged by the corresponding MFST Compass Funds.

Compass EMP Alternative Strategies Fund – Current and Pro Forma

Shareholder Fees (fees paid directly from your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	3.50%	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Wire Transfer Fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%
Other Expenses	0.38%	0.30%	0.38%	0.30%	0.38%	0.30%
Acquired Fund Fees and Expenses	0.11%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses[1]	1.54%	1.46%	1.79%	1.71%	2.29%	2.21%

1 The operating expenses in this fee table will not correlate to the expense ratio in the current Fund’s financial highlights due to a change in estimate of other expenses and because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investments companies.

Compass EMP Multi-Asset Balanced Fund/Alternative Balanced Fund – Current and Pro Forma

Shareholder Fees (fees paid directly from your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	3.50%	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Wire Transfer Fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%
Other Expenses	0.39%	0.28%	0.39%	0.28%	0.39%	0.28%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses[1]	1.36%	1.25%	1.61%	1.50%	2.11%	2.00%

1 The operating expenses in this fee table will not correlate to the expense ratio in the current Fund’s financial highlights due to a change in estimate of other expenses and because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investments companies.

Compass EMP Multi-Asset Growth Fund/ Growth Fund – Current and Pro Forma

Shareholder Fees (fees paid directly from your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	3.50%	3.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None	None	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None	None
Wire Transfer Fee	$15	$15	$15	$15	$15	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Current Fund	Class A New Fund Pro Forma	Class T Current Fund	Class T New Fund Pro Forma	Class C Current Fund	Class C New Fund Pro Forma
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%
Other Expenses	0.43%	0.32%	0.43%	0.32%	0.43%	0.32%
Acquired Fund Fees and Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.70%	1.59%	1.95%	1.84%	2.45%	2.34%
Fee Waivers and Expense Reimbursement[1]	(0.03)%	N/A	(0.03)%	N/A	(0.03)%	N/A
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement[2]	1.67%	1.59%	1.92%	1.84%	2.42%	2.34%

1 The Adviser has contractually agreed to waive fees and/or reimburse expenses of this MFST Fund through March 31, 2013. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Adviser.

2 The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights due to a change in estimate of other expenses and because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investments companies.

B.	Example

The example set forth below is intended to help you compare the cost of investing in the MFST Compass Funds and the New Compass EMP Funds with other mutual funds.

The example assumes that you invest $10,000 in the specified fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and other distributions are reinvested and that total operating expenses for each fund are those shown in the tables above (using net annual fund operating expenses for the first year, to reflect expense reimbursement obligations, and gross annual fund operating expenses for all other years) and remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Compass EMP Alternative Strategies Fund – Current and Pro Forma Expense Example
	Current Fund One Year	New Fund Pro Forma One Year	Current Fund Three Years	New Fund Pro Forma Three Years	Current Fund Five Years	New Fund Pro Forma Five Years	Current Fund Ten Years	New Fund Pro Forma Ten Years
Class A	$723	$715	$1,033	$1,010	$1,366	$1,327	$2,304	$2,221
Class C	$232	$224	$715	$691	$1,225	$1,185	$2,626	$2,544
Class T	$526	$518	$894	$870	$1,286	$1,246	$2,382	$2,299

Compass EMP Multi-Asset Balanced Fund/Alternative Balanced Fund – Current and Pro Forma Expense Example
	Current Fund One Year	New Fund Pro Forma One Year	Current Fund Three Years	New Fund Pro Forma Three Years	Current Fund Five Years	New Fund Pro Forma Five Years	Current Fund Ten Years	New Fund Pro Forma Ten Years
Class A	$706	$695	$981	$949	$1,277	$1,222	$2,116	$1,999
Class C	$214	$203	$661	$627	$1,134	$1,078	$2,441	$2,327
Class T	$508	$497	$840	$807	$1,195	$1,140	$2,194	$2,078

Compass EMP Multi-Asset Growth Fund/ Growth Fund – Current and Pro Forma Expense Example
	Current Fund One Year	New Fund Pro Forma One Year	Current Fund Three Years	New Fund Pro Forma Three Years	Current Fund Five Years	New Fund Pro Forma Five Years	Current Fund Ten Years	New Fund Pro Forma Ten Years
Class A	$735	$727	$1,077	$1,048	$1,442	$1,391	$2,466	$2,356
Class C	$245	$237	$761	$730	$1,303	$1,250	$2,784	$2,676
Class T	$538	$530	$938	$908	$1,363	$1,311	$2,543	$2,433

IV.	THE PROPOSED PLAN AND RESULTING REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of which is attached to this proxy statement/prospectus as Exhibit A, and in the documents incorporated by reference into this proxy statement/prospectus.

A.	Summary of the Proposed Reorganization

Pursuant to the Plan, the New Compass EMP Funds will acquire all of the assets, and assume the liabilities of the applicable MFST Compass Fund solely in exchange for that number of full and fractional shares of the applicable New Compass EMP Fund having an aggregate net asset value equal to the aggregate net asset value of the MFST Compass Fund at the Effective Time (as defined in the Plan). Immediately thereafter, the applicable MFST Compass Fund will distribute such New Compass EMP Fund shares to its shareholders by establishing accounts on the New Compass EMP Fund’s share records in the names of those shareholders representing the respective pro rata number of New Compass EMP Fund shares deliverable to them, in complete liquidation of the applicable MFST Compass Fund.

Until the Effective Time of the proposed Reorganization, shareholders of the MFST Compass Funds will continue to be able to redeem their shares at the net asset value next determined after receipt by the MFST Compass Funds’ transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after such closing date will be treated as requests received for the redemption or purchase of shares of the New Compass EMP Funds received by the shareholder in connection with the Reorganization. After the proposed Reorganization is consummated, all of the issued and outstanding shares of the MFST Compass Funds will be canceled on the books of the MFST Compass Funds and the transfer books of the MFST Compass Funds will be permanently closed. Certificates evidencing the New Compass EMP Fund shares will not be issued to the MFST Compass Funds’ shareholders.

Generally, the assets transferred by the MFST Compass Funds to the New Compass EMP Funds will include all investments of the MFST Compass Funds held in their respective portfolios at the time of the Reorganization and all other assets of the MFST Compass Funds as of such time. No sales charges will be imposed on the shares of the New Compass EMP Funds issued in connection with the proposed Reorganization.

Since the shares of the New Compass EMP Funds will be issued at net asset value in exchange for the net assets of the MFST Compass Funds having a value equal to the aggregate net asset value of the shares of the MFST Compass Funds as of the Effective Time, the net asset value per share of the New Compass EMP Funds should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should not result in dilution of the net asset value of the MFST Compass Funds or the New Compass EMP Funds immediately following consummation of the Reorganization. However, a shareholder of the MFST Compass Funds may end up with a different number of shares compared to what he or she originally held, but the total dollar value of shares held will remain the same

.

If the shareholders of the MFST Compass Funds approve the Reorganization at the special meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is expected that the Reorganization will take place on or about March 22, 2013, or such other date as is agreed to by the parties. If any MFST Compass Fund does not receive a required number of votes to approve the Reorganization, the Fund will continue to operate and the Board may take any further action it deems to be in the best interest of that Fund and its shareholders, subject to approval by the Fund’s shareholders if required by applicable law.

B.	Terms of the Plan

The following is a summary of the significant terms of the Plan. This summary is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit A.

Valuation. The assets of the MFST Compass Funds will be valued as of the time at which the net asset value is calculated pursuant to the valuation procedures set forth in the MFST Compass Funds’ then current Prospectus and Statement of Additional Information at the Effective Time. The aggregate net asset value (“NAV”) of the New Compass EMP Funds to be credited to each MFST Compass Fund shareholder’s account shall equal the aggregate NAV of the shares of the MFST Compass Fund that shareholder holds at the Effective Time.

Expenses. The Adviser will pay all of the expenses related to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the proxy statement/prospectus, legal fees, accounting fees, securities registration fees, proxy solicitation expenses and other expenses of holding the special meeting.

Required Approvals. A majority of each MFST Compass Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” of the MFST Compass Funds, as such phrase is defined in the 1940 Act. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities. Approval of the proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan, requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present.

Amendments and Conditions. Generally, the Plan may be amended by the mutual written consent of the parties thereto, notwithstanding approval thereof by Fund shareholders, provided that no such amendment will have a material adverse effect on the interests of such shareholders without their further approval.  The obligations of MFST and the Compass EMP Funds Trust pursuant to the Plan are subject to various conditions, including the requisite approval of the Reorganization by the MFST Compass Funds’ shareholders, the receipt of a legal opinion as to tax matters and the confirmation by MFST and the Compass EMP Funds Trust of the continuing accuracy of their respective representations and warranties contained in the Plan.

Termination. The Plan may be terminated, and the Reorganization abandoned, whether before or after the requisite approval by the shareholders of the MFST Compass Funds, at any time prior to the closing, (i) by MFST if any conditions precedent to the obligations of MFST have not been fulfilled or waived; (ii) by Compass EMP Funds Trust if any conditions precedent to the obligations of the Compass EMP Funds Trust have not been fulfilled or waived; or (iii) by mutual consent of MFST and the Compass EMP Funds Trust.

Insurance. The Adviser agrees to provide the Board of MFST with tail insurance coverage of $1,000,000 in connection with the Reorganization, for a three year period following the Closing (as defined in the Plan), to indemnify the members of the MFST Board to the extent that they would have been subject to indemnification under MFST’s Declaration of Trust with respect to any matters relating to the MFST Compass Funds.

C.	Description of the New Compass EMP Fund Shares

    Each New Compass EMP Fund share issued to Fund shareholders in connection with the Reorganization will be duly authorized, validly issued, fully paid and nonassessable when issued, and will be transferable without restriction and will have no preemptive or conversion rights. The New Compass EMP Fund shares will be sold and redeemed based upon the net asset value of the New Compass EMP Fund next determined after receipt of the purchase or redemption request, as described in the New Compass EMP Funds’ Prospectus.

D.	Reasons for the Reorganization Considered by the Board

The Board of Trustees of MFST, including a majority of the independent trustees, has determined that the interests of the MFST Compass Funds’ shareholders will not be diluted as a result of the proposed Reorganization and that the proposed Reorganization is in the best interests of the MFST Compass Funds’ shareholders.

The reasons for the Reorganization that were considered by the Board are described above under “Synopsis - Reasons for the Reorganization/Board Deliberations.”

If the Plan is not approved by a MFST Compass Fund’s shareholders, then such MFST Compass Fund will continue to operate and the Board may take any further action it deems to be in the best interest of the MFST Compass Fund and its shareholders, subject to approval by the MFST Compass Fund’s shareholders if required by applicable law.

E.	Federal Income Tax Consequences

As a condition of the Reorganization, MFST and the Compass EMP Funds Trust will have received an opinion of Kilpatrick Townsend & Stockton LLP, legal counsel to the New Compass EMP Funds for purposes of the Reorganization, to the effect that for federal income tax purposes: (i) the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the corresponding MFST Compass Fund and New Compass EMP Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by a New Compass EMP Fund upon its receipt of the corresponding MFST Compass Fund assets in exchange for New Compass EMP Fund shares and the assumption by the New Compass EMP Fund of the liabilities (other than the excluded liabilities, if any) of the corresponding MFST Compass Fund pursuant to this Agreement; (iii) the tax basis of the MFST Compass Fund assets transferred by a MFST Compass Fund to the corresponding New Compass EMP Fund in the Reorganization will be the same as the basis of such assets in the hands of such MFST Compass Fund immediately prior to the transfer, and the holding periods of such MFST Compass Fund assets in the hands of such New Compass EMP Fund will include the periods during which such assets were held by such MFST Compass Fund; (iv) no gain or loss will be recognized by a MFST Compass Fund upon the transfer of its assets to the corresponding New Compass EMP Fund in exchange for the New Compass EMP Fund shares and the assumption by the New Compass EMP Fund of the liabilities (other than the excluded liabilities, if any) of such MFST Compass Fund, or upon the distribution of the New Compass EMP Fund shares by such MFST Compass Fund to its shareholders in complete liquidation of the MFST Compass Fund; (v) no gain or loss will be recognized by a MFST Compass Fund’s shareholders upon the receipt of New Compass EMP Fund shares of the corresponding New Compass EMP Fund in complete liquidation of such MFST Compass Fund; (vi) the aggregate tax basis of the New Compass EMP Fund shares received by a shareholder of the corresponding MFST Compass Fund in connection with the Reorganization will be the same as the aggregate tax basis of such shareholder’s MFST Compass Fund shares immediately before the Reorganization, and the holding period of such New Compass EMP Fund shares will include the period during which such shareholder held the MFST Compass Fund shares (provided the shareholder held such MFST Compass Fund shares as capital assets); (vii) each New Compass EMP Fund will succeed to and take into account the items of the corresponding MFST Compass Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder; and (viii) the taxable year of a MFST Compass Fund will not end as a result of the Reorganization, and the part of the taxable year of such MFST Compass Fund before the Reorganization and the part of the taxable year of the corresponding New Compass EMP Fund after the Reorganization will constitute a single taxable year of such New Compass EMP Fund.

Although the MFST Compass Funds are not aware of any adverse state income tax consequences, they have not made any investigation as to those consequences for its shareholders. Additionally, the Compass EMP Funds Trust and MFST have not sought, and will not seek, a private letter ruling form the Internal Revenue Service (“IRS”) with respect to the federal income tax consequences of the Reorganization. The opinion of Kilpatrick Townsend & Stockton LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisors concerning potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

Certain of the MFST Compass Funds may have capital loss carryforward positions, which may be used to offset capital gains generated by these MFST Compass Funds. After the Reorganization, such losses would be available to the corresponding New Compass EMP Fund to offset its capital gains, although the amount of offsetting losses in any given year will be limited. As a result of this limitation, it is possible that a New Compass EMP Fund may not be able to use these losses as rapidly as the corresponding MFST Compass Fund might have, and part of these losses may not be useable at all. The ability of a New Compass EMP Fund to utilize the corresponding MFST Compass Fund’s accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset.

F.	Comparison of Shareholder Rights

Set forth below is a discussion of the material similarities and differences in the rights of shareholders of the MFST Compass Funds versus the rights of shareholders of the New Compass EMP Funds.

Governing Law. The MFST Compass Funds are organized as separate series of MFST. The New Compass EMP Funds are organized as separate series of the Compass EMP Funds Trust. MFST is organized as an Ohio business trust, while the Compass EMP Funds Trust is organized as Delaware statutory trust. Each of the MFST Compass Funds and the corresponding New Compass EMP Funds are authorized to issue an unlimited number of shares of beneficial interest. The operations of each of the MFST Compass Funds and the corresponding New Compass EMP Funds are governed by its respective trust instrument, by-laws, and applicable state law.

Under Ohio law, the liabilities of an Ohio business trust shall extend to the whole of the trust estate held by such trustee or trustees.  Under Delaware law, if the governing instrument of a Delaware statutory trust that is a registered investment company under the 1940 Act creates one or more series, and if separate and distinct records are maintained for any such series and the assets associated with any such series are held in such separate and distinct records (directly or indirectly, including through a nominee or otherwise) and accounted for in such separate and distinct records separately from the other assets of the statutory trust, or any other series thereof, and if the governing instrument so provides, and notice of the limitation on liabilities of a series as referenced in this sentence is set forth in the certificate of trust of the statutory trust, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets of such series only, and not against the assets of the statutory trust generally or any other series thereof, and, unless otherwise provided in the governing instrument, none of the debts, liabilities, obligations and expenses incurred, contracted for otherwise existing with respect to the statutory trust generally or any other series thereof shall be enforceable against the assets of such series.

Board of Trustees. Each of the MFST Compass Funds and the corresponding New Compass EMP Funds is a series of a trust with a Board of Trustees. The composition of the Board of Trustees of the MFST Compass Funds is different from that of Compass EMP Funds Trust, both in terms of membership and size.

For more information, refer to the March 31, 2012 Statement of Additional Information for the MFST Compass Funds and the November 1, 2012 Statement of Additional Information of Compass EMP Funds Trust, which are incorporated by reference into this proxy statement/prospectus.

G.	Capitalization

The capitalization of the MFST Compass Funds as of January 24, 2013 and the New Compass EMP Funds’ pro forma combined capitalization after giving effect to the proposed Reorganization are as follows:

	Compass EMP Alternative Strategies Fund	Alternative Strategies Fund*	Pro Forma Combined
Class A
Aggregate Net Assets	$107,186,374	$0	$107,186,374
Shares Outstanding	10,829,872	0	10,829,872
Net Asset Value Per Share	$9.90	$0	$9.90
Class C
Aggregate Net Assets	$22,473,865	$0	$22,473,865
Shares Outstanding	2,314,634	0	2,314,634
Net Asset Value Per Share	$9.71	$0	$9.71
Class T
Aggregate Net Assets	$3,447,707	$0	$3,447,707
Shares Outstanding	350,916	0	350,916
Net Asset Value Per Share	$9.82	$0	$9.82

	Compass EMP Multi-Asset Balanced Fund	Balanced Fund*	Pro Forma Combined
Class A
Aggregate Net Assets	$89,262,030	$0	$89,262,030
Shares Outstanding	7,290,826	0	7,290,826
Net Asset Value Per Share	$12.24	$0	$12.24
Class C
Aggregate Net Assets	$23,734,460	$0	$23,734,460
Shares Outstanding	1,969,147	0	1,969,147
Net Asset Value Per Share	$12.05	$0	$12.05
Class T
Aggregate Net Assets	$13,432,758	$0	$13,432,758
Shares Outstanding	1,100,728	0	1,100,728
Net Asset Value Per Share	$12.20	$0	$12.20

	Compass EMP Multi-Asset Growth Fund	Growth Fund*	Pro Forma Combined
Class A
Aggregate Net Assets	$50,774,450	$0	$50,774,450
Shares Outstanding	4,141,156	0	4,141,156
Net Asset Value Per Share	$12.26	$0	$12.26
Class C
Aggregate Net Assets	$7,502,689	$0	$7,502,689
Shares Outstanding	626,713	0	626,713
Net Asset Value Per Share	$11.97	$0	$11.97
Class T
Aggregate Net Assets	$3,525,684	$0	$3,525,684
Shares Outstanding	290,170	0	290,170
Net Asset Value Per Share	$12.15	$0	$12.15

* Prior to the proposed Reorganization, no New Compass EMP Fund is expected to have any assets.

V.	INFORMATION ABOUT THE MFST COMPASS FUNDS AND THE NEW COMPASS EMP FUNDS

A.	Investment Objective and Investment Strategies

MFST Compass Funds

See the discussion under “Comparison of the MFST Compass Funds and the New Compass EMP Funds - Investment Objectives and Principal Investment Policies.” See also the discussion of the MFST Compass Funds’ investment objectives and investment strategies in the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

See the discussion under “Comparison of the MFST Compass Funds and the New Compass EMP Funds - Investment Objectives and Principal Investment Policies.” In order to provide a degree of flexibility, each New Compass EMP Fund may change its investment objective without obtaining shareholder approval. An investment objective is not a guarantee.

B.	Fees and Expenses

MFST Compass Funds

See the discussion under “Comparison Fee Tables and Examples.” See also the discussion of the MFST Compass Funds’ fees and expenses in the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

See the discussion under “Comparison Fee Tables and Examples.”

C.	Performance and Portfolio Turnover

MFST Compass Funds

For a discussion of the MFST Compass Funds’ performance during the fiscal year ended November 30, 2011 and of the portfolio turnover of the MFST Compass Funds, see the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

This section would normally include a bar chart and a table showing how each New Compass EMP Fund has performed and how its performance has varied from year to year. However, because the investment objective and principal investment strategies of each New Compass EMP Fund will be substantially similar to that of its corresponding MFST Compass Fund and the entity providing day-to-day portfolio management services to each New Compass EMP Fund will be the same as for the corresponding MFST Compass Fund, the performance history of each MFST Compass Fund is expected to carry over to the corresponding New Compass EMP Fund.

Performance information for each of the MFST Compass Funds is available in the MFST Compass Funds’ prospectus dated March 31, 2012, as supplemented through the date of this proxy statement/prospectus, which is on file with the SEC and incorporated by reference into this proxy statement/prospectus, and which has previously been provided to each MFST Compass Fund’s shareholders. Past performance does not predict future results.

Portfolio turnover for the New Compass EMP Funds is not available because the New Compass EMP Funds have not commenced operations as of the date of this proxy statement/prospectus. Portfolio turnover information for each of the MFST Compass Funds is available in the MFST Compass Funds’ prospectus dated March 31, 2012, as supplemented through the date of this proxy statement/prospectus, which is on file with the SEC and incorporated by reference into this proxy statement/prospectus, and which has previously been provided to each MFST Compass Fund’s shareholders.

D.	Investment Adviser and Portfolio Manager

Compass Efficient Model Portfolios, LLC, 213 Overlook Circle, Suite A-1, Brentwood, TN 37027, serves as the investment adviser to both the MFST Compass Funds and the New Compass EMP Funds. The Adviser is a Tennessee limited liability company formed in 1996 that provides investment advice and management for individuals, institutions and financial advisors across the country. The Adviser is deemed to be controlled by Stephen Hammers and David Moore because each owns more than 25% of the interests in the Adviser.

Portfolio Manager

Stephen M. Hammers, CIMA, serves as the Portfolio Manager for each of the MFST Compass Funds and the New Compass EMP Funds. Mr. Hammers is a managing partner, co-founder and chief investment officer of the Adviser and has served in those roles since the Adviser was registered with the SEC in March 2003. Mr. Hammers has been the portfolio manager primarily responsible for the day-to-day management of each Fund since its inception.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and his ownership of shares of the MFST Compass Funds he manages is available in the MFST Compass Funds’ Statement of Additional Information.

Advisory Fees

The Adviser is entitled to receive a fee equal to 0.50% of the average daily net assets of the Balanced Fund and 0.80% of the average daily net assets of the Growth Fund and the Alternative Strategies Fund.

For a discussion of the services the Adviser provides to the MFST Compass Funds, and the Advisory Fees received by the Adviser for managing the MFST Compass Funds, see the Prospectus of the MFST Compass Funds, dated March 31, 2012.

E.	Net Asset Value

MFST Compass Funds

For a discussion of how the offering price of the MFST Compass Funds’ shares is determined, see the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

With respect to the New Compass EMP Funds, each Fund’s assets are generally valued at their market value.  If market prices are not available or, in the Adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Fund’s assets at their fair value according to policies approved by the Funds’ Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Adviser may need to price the security using fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders.  The Funds may use pricing services to determine market value.  Each Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

F.	Shares

MFST Compass Funds

For a discussion of the MFST Compass Funds’ shares, including how the shares may be purchased and redeemed, see the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

HOW TO PURCHASE SHARES

Share Classes:  The New Compass EMP Funds offer different classes of shares so that you can choose the class that best suits your investment needs.  Refer to the information below so that you can choose the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in a Fund represents an interest in the same portfolio of investments within the Fund.  The New Compass EMP Funds reserve the right to waive sales charges.  All share classes may not be available in all states.

Class A and Class T Shares

Class A and Class T shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge.  The minimum initial investment in the Class A and Class T shares is $1,000 for a regular account, $1,000 for an IRA account or $100 for an automatic investment plan account.  The minimum subsequent investment is $50.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A and Class T purchase amount in order to determine whether you qualify for a reduced sales charge.  You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of “Right of Accumulation” and “Letter of Intent” below. Class A and Class T shares pay up to 0.25% and 0.50%, respectively, on an annualized basis of the average daily net assets of the class as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services.  The following sales charges apply to your purchases of Class A and Class T shares of the Fund:

Class A Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	1.00%	1.01%	1.00%

Class T Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above	0.50%	0.51%	0.50%

You may be able to buy Class A Shares and Class T Shares without a sales charge (i.e. “load-waived”) when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares or Class T Shares of another fund for an investment in the Fund, subject to Advisor’s approval;

•

a current or former director or trustee of the Trust;

•

an employee (including the employee’s spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund’s Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds; or

•

purchasing shares through the Fund’s Advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, Investment Advisor or financial institution) that has a special arrangement with the New Compass EMP Funds.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A and Class T shares of any Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund’s distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the Distributor your account numbers.  Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A and Class T shares of any Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges. The minimum initial investment under a letter of intent is 5% of the total letter of intent amount. The letter of intent does not preclude a Fund from discontinuing sales of its shares. You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase. To determine the applicable sales charge reduction, you may also include (1) the cost of shares of a Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of a Fund are offered at their NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of a Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities (“12b-1 fees”) with respect to a Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  The minimum initial investment in the Class C shares is is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account.  The minimum subsequent investment in the Fund is $50.

Class I Shares:  Class I shares of a Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class T and Class C shares. This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $100,000.  There is no minimum initial investment for 401(k) plan retirement accounts and those deemed by the Advisor to be substantially similar to 401(k) accounts.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares of a Fund to purchase, you should consider your investment goals, present and future amounts you may invest in a Fund, and the length of time you intend to hold your shares.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the Fees and Expenses of the Fund section for a Fund in this Prospectus.  You also may wish to consult with your financial adviser for advice with regard to which share class would be most appropriate for you.

Purchasing Shares:  You may purchase shares of a Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail
Compass EMP Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

The USA PATRIOT Act requires financial institutions, including a Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, a Fund may temporarily limit additional share purchases.  In addition, the New Compass EMP Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the New Compass EMP Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Transactions through www.CompassEMPFunds.com:  You may purchase the Fund’s shares and redeem the Fund’s shares through the website www.CompassEMPFunds.com.  To establish Internet transaction privileges you must enroll through the website.  You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application.  You will be required to enter into a user’s agreement through the website in order to enroll in these privileges.  In order to conduct Internet transactions, you must have telephone transaction privileges.  To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH.  Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the website.  The New Compass EMP Funds impose a limit of $50,000 on purchase and redemption transactions through the website.  Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment.  Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties.  While the New Compass EMP Funds and its service providers have established certain security procedures, the New Compass EMP Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium.  There also may be times when the website is unavailable for Fund transactions or other purposes.  Should this happen, you should consider purchasing or redeeming shares by another method.  Neither the New Compass EMP Funds nor their transfer agent, distributor nor Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan:  You may participate in a Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the New Compass EMP Funds through the use of electronic funds transfers or automatic bank drafts.  You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  The New Compass EMP Funds may alter, modify or terminate this plan at any time. Please contact the New Compass EMP Funds at 1-888-944-4367 for more information about a Fund’s Automatic Investment Plan.

Purchase through Brokers:  You may invest in the New Compass EMP Funds through brokers or agents who have entered into selling agreements with a Fund’s distributor.  The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set their own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire:  If you wish to wire money to make an investment in a Fund, please call the New Compass EMP Funds at 1-888-944-4367 for wiring instructions and to notify a Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. A Fund will normally accept wired funds for investment on the day received if they are received by a Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts:  The minimum initial investment in Class A, C and T shares the Fund is $1,000 for a regular account, $1,000 for an IRA account, or $100 for an automatic investment plan account. Class I shares require a minimum initial investment of $100,000.  The minimum subsequent investment in the Fund is $50.  The New Compass EMP Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.  A Fund reserves the right to waive any investment minimum.

A Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the New Compass EMP Funds.  A Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, a Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed:  All shares will be purchased at the NAV per share next determined after a Fund receives your application or request in good order.  All requests received in good order by a Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

the name of the Fund

the dollar amount of shares to be purchased

a completed purchase application or investment stub

check payable to the “Compass EMP Funds”

Retirement Plans:  You may purchase shares of a Fund for your individual retirement plans.  Please call the New Compass EMP Funds at 1-888-944-4367 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares:  You may redeem all or any portion of the shares credited to your account by submitting a written request, in Good Order, for redemption to:

Regular/Express/Overnight Mail Compass EMP Funds c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to a Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-888-944-4367.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

A Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the New Compass EMP Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  A Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If a Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker:  If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire:  You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Automatic Withdrawal Plan:  If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in a Fund’s Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers.  You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account.  Please contact the New Compass EMP Funds at 1-888-944-4367 for more information about the Fund’s Automatic Withdrawal Plan.

Transactions through www.CompassEMPFunds.com:  You may redeem a Fund’s shares through the website www.CompassEMPFunds.com as more fully described above.

Redemptions in Kind:  Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than (the lesser of) $250,000 or 1% of a Fund’s assets.  The securities will be chosen by the Fund and valued under the Fund’s net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent:  Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.”  If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

·

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

·

The request must identify your account number;

·

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

·

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to a Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with a Fund;

•

you request that a redemption be mailed to an address other than that on record with a Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans:  If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Exchange Privilege.  You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Alternative Balanced Fund for Class A shares of the Growth Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The New Compass EMP Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The New Compass EMP Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The New Compass EMP Funds currently use several methods to reduce the risk of market timing. These methods include committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the New Compass EMP Funds’ “Market Timing Trading Policy.”

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the New Compass EMP Funds seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Advisor or transfer agent may in its discretion, consistent with the Market Timing Trading Policy determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into a Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of a Fund.

The New Compass EMP Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither a Fund nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with a Fund.

Although the New Compass EMP Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that a Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of a Fund.  While the New Compass EMP Funds will encourage financial intermediaries to apply a Fund’s Market Timing Trading Policy to their customers who invest indirectly in a Fund, a Fund is limited in its ability to monitor the trading activity or enforce a Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply a Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, a Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to a Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with a Fund have agreed to provide shareholder transaction information to the extent known to the broker to a Fund upon request. If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, a Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

G.	Taxes, Dividends and Distributions

MFST Compass Funds

For a discussion of the MFST Compass Funds’ policy with respect to dividends and distributions and the tax consequences of an investment in the MFST Compass Funds’ shares, see the Prospectus of the MFST Compass Funds, dated March 31, 2012.

New Compass EMP Funds

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in a Fund.)

The Funds intend to distribute substantially all of their net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of a Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year a Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires a Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Funds are required to withhold taxes if a number is not delivered to a Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares.

H.	Financial Highlights

MFST Compass Funds

The financial highlights for the MFST Compass Funds for the past four fiscal years ended November 30, 2011 and the financial highlights for the six months ended May 31, 2012 are attached hereto as Exhibit B.

New Compass EMP Funds

Financial information is not available because the New Compass EMP Funds have not commenced operations as of the date of this proxy statement/prospectus. The Class A, Class C and Class T shares of each New Compass EMP Fund will be the successor to the accounting and performance information of the corresponding MFST Compass Fund after consummation of the Reorganization.

I.	Distribution Arrangements

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of both the MFST Compass Funds and the New Compass EMP Funds, pursuant to an Underwriting Agreement with each of the respective Trusts. The Distributor is registered as a broker- dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund's shares is continuous.

Each MFST Compass Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. Each of the New Compass EMP Funds has adopted a substantially similar distribution plan. Under the distribution plan, each Fund may pay a service and/or distribution fee at an annual rate of up to 0.25%, 0.50% or 1.00% of the Fund’s average daily net assets for Class A, Class T and Class C shares, respectively. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

VI.	VOTING INFORMATION

All shares of the MFST Compass Funds are entitled to vote on the proposals. All classes of each MFST Compass Fund will vote together. A majority of each MFST Compass Fund’s outstanding shares present in person or represented by proxy and entitled to vote at a shareholders’ meeting constitutes a quorum at such meeting. Assuming a quorum is present, the Plan will be approved by the affirmative “vote of a majority of the outstanding voting securities” of each of the MFST Compass Funds, as such phrase is defined in the 1940 Act as amended. The “vote of a majority of the outstanding voting securities” means: the affirmative vote of the lesser of (i) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities are present in person or by proxy or (ii) more than 50% of the outstanding voting securities.

All shares represented by each properly signed proxy received before the meeting will be voted at the special meeting. Proxies may be voted by mail, by telephone at 800-690-6903 or via the Internet at www.proxyvote.com. If a shareholder specifies how the proxy is to be voted on any business properly to come before the special meeting, it will be voted in accordance with instruction given. If no choice is indicated on the proxy, it will be voted “FOR” approval of the Reorganization. If any other matters come before the special meeting, proxies will be voted by the persons named as proxies in accordance with their best judgment.

All proxies voted, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. Approval of the Plan to implement the Reorganization will occur only if a sufficient number of votes are cast “FOR” that proposal. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST”.

    Shareholders are also being asked to vote on a proposal to adjourn the special meeting to solicit additional proxies if there are insufficient votes at the time of the adjournment to approve the Plan. Any business that might have been transacted at the special meeting may be transacted at any such adjourned session(s) at which a quorum is present. Approval of the proposal to adjourn the special meeting requires a majority of the votes properly cast upon the question of adjournment, whether or not a quorum is present. The special shareholder meeting may be held as adjourned without further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty days from the date set for the original meeting, in which case the Board of Trustees of MFST must set a new record date. Notice of any such adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the MFST Compass Funds’ by-laws.

With respect to the proposal to adjourn, there will be no broker non-votes and abstentions will have no effect on the outcome of the proposal. Unless marked to the contrary, proxies received will be voted “FOR” the proposal to adjourn.

A.	Method and Cost of Solicitation

This proxy statement/prospectus is being sent to you in connection with the solicitation of proxies by the Board of Trustees of MFST for use at the special meeting. It is expected that the solicitation of proxies will be primarily by mail, telephone and via the Internet. The Adviser will pay all of the expenses related to the special meeting, including costs associated with the solicitation of proxies such as copying, printing and mailing proxy materials.

The Adviser has retained, at its expense, Alliance Advisors, LLC to assist in the solicitation of proxies. The cost of solicitation is currently estimated to be approximately $150,000 in the aggregate.

B.	Right of Revocation

Any shareholder giving a proxy may revoke it before it is exercised at the special meeting, either by providing written notice to the MFST Compass Funds, by submission of a later-dated, duly executed proxy or by voting in person at the special meeting. If not so revoked, the votes will be cast at the special meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the special meeting does not, by itself, revoke a proxy.

C.	Voting Securities and Principal Holders

Shareholders of the MFST Compass Funds at the close of business on January 24, 2013 (referred to as the Record Date) will be entitled to be present and vote at the special meeting. Each outstanding share is entitled to one vote. As of the Record Date, with regard to Class A shares there were:

•

Class A shares of the Compass EMP Alternative Strategies Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $107,186,374;

•

Class A shares of the Compass EMP Multi-Asset Balanced Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $89,262,030;

•

Class A shares of the Compass EMP Multi-Asset Growth Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $50,774,450;

As of the Record Date, with regard to Class C shares there were:

•

Class C shares of the Compass EMP Alternative Strategies Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $22,463,875;

•

Class C shares of the Compass EMP Multi-Asset Balanced Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $23,734,460;

•

Class C shares of the Compass EMP Multi-Asset Growth Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $7,502,689;

    As of the Record Date, with regard to Class T shares there were:

•

Class shares T of the Compass EMP Alternative Strategies Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $3,447,708;

•

Class T shares of the Compass EMP Multi-Asset Balanced Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $13,432,758;

•

Class T shares of the Compass EMP Multi-Asset Growth Fund outstanding and entitled to vote (including omnibus accounts representing multiple underlying beneficial owners such as those in the names of brokers), representing total net assets of approximately $3,525,684;

As of the Record Date, the MFST Compass Funds’ shareholders of record and/or beneficial owners (to the MFST Compass Funds’ knowledge) who owned five percent or more of the MFST Compass Funds’ total outstanding shares is set forth below:

Compass EMP Multi-Asset Balanced Fund, Class A

Account Name & Address	Total Shares	Percentage of Shares
LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	740,252.1250	10.21%
NFS LLC FEBO TRANSAMERICA LIFE INS 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015	507,173.8860	6.99%
CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	1,282,910.7280	17.69%
GERLACH (NOMINEE) & CO LLC FBO A/C 3800 CITIBANK CENTER STE B3-14 TAMPA, FL 33610	1,959,756.1930	27.03%

GERLACH (NOMINEE) & CO LLC FBO A/C 3800 CITIBANK CENTER STE B3-14 TAMPA, FL 33610	468,619.1540	6.46%

Compass EMP Multi-Asset Growth Fund, Class A

Account Name & Address	Total Shares	Percentage of Shares
NFS LLC FEBO TRANSAMERICA LIFE INS 1150 S OLIVE ST STE 2700 LOS ANGELES, CA 90015	802,827.7170	19.51%
CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	567,206.3870	13.78%

GERLACH (NOMINEE) & CO LLC FBO A/C 3800 CITIBANK CENTER STE B3-14 TAMPA, FL 33610	1,042,031.4280	25.32%
GERLACH (NOMINEE) & CO LLC FBO A/C 3800 CITIBANK CENTER STE B3-14 TAMPA, FL 33610	906,517.6180	22.03%

Compass EMP Alternative Strategies Fund, Class A

Account Name & Address	Total Shares	Percentage of Shares
LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	1,740,557.3840	16.13%
CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	688,464.3300	6.38%

Compass EMP Alternative Strategies Fund, Class T

Account Name & Address	Total Shares	Percentage of Shares
NFS FBO LAURA M BAUMSTARK 11601 FALLBROOK DR SAINT LOUIS MO 63131	18,725.6810	5.34%

The Officers and Trustees of the MFST Compass Funds did not own any shares of the MFST Compass Funds as of the Record Date.

VII.	ADDITIONAL INFORMATION

Documents that relate to the MFST Compass Funds are available, without charge, by writing to the Secretary of MFST at the Trust’s address at 80 Arkay Drive, Hauppauge, NY 11788, or by calling 866-447-4228.

Documents that relate to the New Compass EMP Funds are available, without charge, by writing to Compass EMP Funds Trust at 80 Arkay Drive, Hauppauge, NY 11788, or by calling 888-944-4367.

The MFST Compass Funds and the New Compass EMP Funds are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith, file reports, proxy materials, and other information relating to the MFST Compass Funds and the New Compass EMP Funds, respectively, with the SEC. Reports, proxy and information statements, and other information filed by the MFST Compass Funds and the New Compass EMP Funds, can be obtained by calling or writing the funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

It is expected that this proxy statement will be mailed to shareholders on or about January 30, 2013.

VIII.	MISCELLANEOUS INFORMATION

A.	Other Business

The Board of Trustees of MFST knows of no other business to be brought before the special meeting. If any other matters come before the special meeting, it is the Board’s intention that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed form of proxy.

B.	Next Meeting of Shareholders

The MFST Compass Funds are not required and do not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act, as amended. By observing this policy, the MFST Compass Funds seek to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the MFST Compass Funds will be held at such time as the Board of Trustees of MFST may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the MFST Compass Funds at their office at a reasonable time before the meeting, as determined by the Board, to be included in the MFST Compass Funds’ proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

The validity of the issuance of the New Compass EMP Fund shares will be passed upon by Kilpatrick Townsend & Stockton LLP, legal counsel to the New Compass EMP Funds for purposes of the Reorganization.

D.	Experts

The financial statements of the MFST Compass Funds are incorporated by reference in the Statement of Additional Information, which is part of such Registration Statement, to the MFST Compass Funds’ Annual Report to Shareholders and have been audited by BBD, LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

By Order of the Board of Trustees of Mutual Fund Series Trust,

/s/ Jerry Szilagyi

January 30, 2013

PROXY TABULATOR	3 EASY WAYS TO VOTE YOUR PROXY

[●] [●]	Vote by Mail: Check the appropriate boxes on the reverse side of this proxy card, date and sign below and return in the postage-paid envelope provided.

Vote by Phone: Call toll free 800-690-6903. Follow the recorded instructions.

Vote via the Internet: Log on to www.proxyvote.com. Follow the on-screen instructions.

form of proxy for special meeting of shareholders

Mutual Fund Series Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned constitutes and appoints James P. Ash and Richard Gleason, and each of them singly, with power of substitution, attorneys and proxies for and in the name and place of the undersigned to represent and to vote all shares of Class A, Class C and Class T shares of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund held of record by the undersigned on January 24, 2013, as designated below, at the Special Meeting of Shareholders of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund at 80 Arkay Drive, Hauppauge, NY 11788 on March 22, 2013 at 11:00 a.m., local time, and at any adjournments or postponements thereof.

This proxy will be voted as specified. By voting by telephone, via the Internet or by signing and dating this proxy card, you authorize the proxies to vote the proposals as indicated or marked, or if not indicated or marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournments or postponements thereof.  Even if you plan to attend the Special Meeting, to help ensure that your vote is represented, please vote (1) by telephone; (2) via the Internet; or (3) by completing and mailing this proxy card at once in the enclosed envelope. If you vote by telephone or via the Internet, you do not need to mail in your proxy card.

Dated: ____________________, 2013

Signature(s)

The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy.  If stock is issued in the name of two or more persons, each should sign the proxy.  If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

Please fill in boxes as shown using black or blue ink or number 2 pencil.	☒
PLEASE DO NOT USE FINE POINT PEN

The Board of Trustees recommends that you vote FOR the Agreement and Plan of Reorganization and FOR adjournment of the special meeting .

1.

Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of each of the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Balanced Fund and the Compass EMP Multi-Asset Growth Fund will be transferred to a corresponding New Compass EMP Fund, a newly formed series of Compass EMP Funds Trust, in exchange for Class A, Class C and Class T shares of the corresponding New Compass EMP Fund, which will be distributed pro rata by the applicable MFST Compass Fund to its Class A, Class C and Class T shareholders, and the New Compass EMP Fund’s assumption of the MFST Compass Fund’s stated liabilities:

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.

Proposal to adjourn the special meeting to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the Agreement and Plan of Reorganization:

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	In their discretion upon such other business as may properly come before the meeting.

Please check box at right if you will be attending the meeting.	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of ________ __, 2013, among COMPASS EMP FUNDS TRUST, a Delaware statutory trust, with its principal place of business at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“New Trust”), on behalf of each segregated portfolio of assets (“series”) thereof listed under the heading “New Funds” on Schedule A attached hereto (“Schedule A”) (each, a “New Fund”); MUTUAL FUND SERIES TRUST, an Ohio business trust, with its principal place of business at c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 (“Old Trust”), on behalf of each series thereof listed under the heading “Old Funds” on Schedule A (each, an “Old Fund”); and, solely for purposes of paragraphs 5.7, 5.8 and 6,  COMPASS EFFICIENT MODEL PORTFOLIOS, LLC, investment adviser to the New Funds and Old Funds (“Compass EMP”).  (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each New Fund and Old Fund is sometimes referred to herein as a “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect three reorganizations described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  Each reorganization will involve an Old Fund’s changing its identity -- by converting from a series of Old Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing that Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of that Old Fund’s liabilities, (2) distributing those shares pro rata to that Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating that Old Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving each Old Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).  The consummation of any particular Reorganization shall not be contingent on the consummation of any other Reorganization.

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Funds’ behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each respective Fund that is a series thereof and, in the case each Old Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

Each Old Fund offers, and has issued and outstanding, multiple classes of shares, which vary by Fund, designated, as applicable, Class A shares, Class C shares and Class T shares (“Class A Old Fund Shares,”

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“Class C Old Fund Shares,” and “Class T Old Fund Shares,”  respectively, and collectively, “Old Fund Shares”).  New Fund also will offer multiple classes of shares, which vary by Fund but mirror the share classes of the corresponding Old Fund, designated, as applicable, Class A shares, Class C shares and Class T shares (“Class A New Fund Shares,” “Class C New Fund Shares,” and “Class T New Fund Shares,”  respectively, and collectively, “New Fund Shares”).  The identically designated classes of shares of Old Fund and New Fund are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.

PLAN OF REORGANIZATION AND TERMINATION

1.1.

Subject to the requisite approval of each Old Fund’s shareholders and the terms and conditions set forth herein, each Old Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the respective New Fund.  In exchange therefor, each New Fund shall:

(a) issue and deliver to the respective Old Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Class A New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding; (2) Class C New Fund Shares equal to the number of full and fractional Class C Old Fund Shares then outstanding; and (3) Class T New Fund Shares equal to the number of full and fractional Class T Old Fund Shares then outstanding; and

(b) assume all of the respective Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2

The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – each Old Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on each Old Fund’s books at that time; and no Old Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3

The Liabilities shall consist of all liabilities of Old Funds’, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Compass EMP pursuant to paragraph 6.  Notwithstanding the foregoing, the Old Funds will endeavor to discharge all their known liabilities, debts, obligations and duties before the Effective Time.

1.4

At or before the Closing, each New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), each Old Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on New Fund’s shareholder records in the

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Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Class A New Fund Shares due that Shareholder, and likewise for each Shareholder that holds Class C or Class T shares).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records.  New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5

All computations of value shall be made by Gemini Funds Services, LLC (“GFS”) in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6

Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on each Old Fund’s shareholder records of the Old Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7

Any reporting responsibility of an Old Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that any New Fund that has begun operations prior to the Effective Time shall be responsible for preparing and filing any required Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

1.8

After the Effective Time, no Old Fund shall conduct any business except in connection with its dissolution and termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) each Old Fund shall be terminated as a series of Old Trust and (b) Old Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect each Old Fund’s complete dissolution.

2.

CLOSING AND EFFECTIVE TIME

2.1

Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on [                    ], 2013 (“Effective Time”).  The Closing shall be held at the offices of GFS, 80 Arkay Drive, Hauppauge, NY 11788.

2.2

Old Trust shall direct the custodian of each Old Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the respective New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by each Old

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Fund to the respective New Fund, as reflected on such New Fund’s books immediately after the Effective Time, does or will conform to that information on the respective Old Fund’s books immediately before the Effective Time.

2.3

Old Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that the Old Funds’ shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Old Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Funds’ shareholder records in the names of the Shareholders and (b) to Old Trust, a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to each respective Old Fund at the Effective Time have been credited to such Old Fund’s account on those records.

2.4

Old Trust shall deliver at the Closing an opinion of its counsel, Thompson Hine LLP, substantially in the form of the opinion attached hereto as Exhibit 1, and New Trust shall deliver at the Closing an opinion of its counsel, Kilpatrick Townsend & Stockton LLP (“Counsel”), substantially in the form of the opinion attached hereto as Exhibit 2.

2.5

Old Trust shall deliver to New Trust and Compass EMP, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is being carried on Old Funds’ books at an estimated fair market value provided by an authorized pricing vendor for each Old Fund.

2.6

At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.

 REPRESENTATIONS AND WARRANTIES

3.1

Old Trust, on each Old Fund’s behalf, represents and warrants to New Trust, on the respective New Fund’s behalf, as follows:

(a)

Old Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Declaration of Trust, dated February 27, 2006, as amended, is on file with the Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

Each Old Fund is a duly established and designated series of Old Trust;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, with respect to each Old Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

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(d)

At the Effective Time, Old Trust will have good and marketable title to the Assets for Old Funds’ benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Funds’ behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e)

Old Trust, with respect to each Old Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, Old Trust’s Amended Agreement and Declaration of Trust dated February 27, 2006, as amended, or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Old Trust, on any Old Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust, on any Old Fund’s behalf, is a party or by which it is bound;

(f)

At or before the Effective Time, either (1) all material contracts and other commitments of each Old Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or each New Fund’s assumption of any liabilities of the respective Old Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)

No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust, with respect to any Old Fund or any of its properties or assets attributable or allocable to Old Fund, that, if adversely determined, would materially and adversely affect such Old Fund’s financial condition or the conduct of its business; and Old Trust, on each Old Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects any Old Fund’s business or Old Trust’s ability to consummate the transactions contemplated hereby;

(h)

each Old Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended November 30, 2011, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements (copies of which Old Trust has furnished to New Trust) present fairly, in all material respects, each Old Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

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(i)

Since November 30, 2011, there has not been any material adverse change in any Old Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by any Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities or the redemption of any Old Fund Shares by its shareholders shall not constitute a material adverse change;

(j)

All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of any Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and each Old Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)

No Old Fund is classified as a partnership, and instead each is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; each Old Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), each Old Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; no Old Fund has at any time since its inception been liable for, or is now liable for, any material income or excise tax pursuant to sections 852 or 4982; and no Old Fund has earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)

All issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on such Old Fund’s shareholder records, as provided in paragraph 2.3; and no Old Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

(m)

Each Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

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(n)

No Old Fund is under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)

Not more than 25% of the value of any Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

(p)

Old Funds’ current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)

The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(r)

The Declaration permits Old Trust to vary its shareholders’ investment; Old Trust does not have a fixed pool of assets; and each series thereof (including each Old Fund) is a managed portfolio of securities, and Compass EMP has the authority to buy and sell securities for each Old Fund;

(s)

Each Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

(t)

The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2

New Trust, on each New Fund’s behalf, represents and warrants to Old Trust, on each respective Old Fund’s behalf, as follows:

(a)

New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Trust, dated April 11, 2012, is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all

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its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)

At the Effective Time, each New Fund will be a duly established and designated series of New Trust; no New Fund has commenced operations and none will do so until after the Closing; and, immediately before the Closing, each New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing each respective Old Fund’s business;

(c)

The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to each New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)

Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by any New Fund, except the Initial Shares;

(e)

No consideration other than New Fund Shares (and each New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)

New Trust, with respect to each New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Declaration of Trust, dated April 12, 2012 (“Instrument”), or any Undertaking to which New Trust, on any New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on any New Fund’s behalf, is a party or by which it is bound;

(g)

No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to any New Fund or any of its properties or assets attributable or allocable to any New Fund, that, if adversely determined, would materially and adversely affect such New Fund’s financial condition or the conduct of its business; and New Trust, on each New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects any New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h)

No New Fund is (or will be) classified as a partnership, and each instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; no New Fund has filed any income tax return and each will file its first

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federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; each New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the respective Old Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, such New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and each New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)

The New Fund Shares to be issued and delivered to each respective Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j)

There is no plan or intention for any New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)

Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of any New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)

Immediately after the Effective Time, no New Fund will be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)

The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement and the Proxy (other than written information provided by Old Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(n)

The New Trust trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA exam received by Compass EMP in the last two years; and

(o)

The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including each New Fund after

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it commences operations) will be a managed portfolio of securities, and Compass EMP will have the authority to buy and sell securities for each New Fund.

3.3

Each Investment Company, on its Funds’ behalf, represents and warrants to the other Investment Company, on its Funds’ behalf, as follows:

(a)

No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“Registration Statement”), (2) Old Trust’s filing with the Commission of a registration statement on Form N-14 (“Proxy”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b)

The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)

The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the respective New Fund to which the Assets are subject;

(e)

None of the compensation received by any Shareholder who or that is an employee of or service provider to any Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)

No expenses incurred by any Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by any New Fund, Compass EMP or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to any Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)

Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) the respective New Fund will hold the same assets -- except for assets, if any, used to pay any Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that the respective Old Fund held or was subject to immediately before the Reorganization, plus

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any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) such Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.

COVENANTS

4.1

Old Trust covenants to call a meeting of Old Funds’ shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2

Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3

Old Trust covenants that it will turn over its books and records pertaining to every Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4

Each Investment Company covenants to cooperate with the other in preparing the Registration Statement and the Proxy in compliance with applicable federal and state securities laws.

4.5

Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Funds’ behalf, title to and possession of all the Assets, and (b) Old Trust, on Old Funds’ behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6

New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue New Funds’ operations after the Effective Time.

4.7

Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

5.

CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1

This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by each Old Fund’s shareholders at the Shareholders Meeting;

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5.2

All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement and the Proxy shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3  At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4  The Investment Companies shall have received an opinion of Counsel as to the federal income tax consequences mentioned below (“Tax Opinion”).  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any Certificates delivered pursuant to paragraph 2.6(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

(a)  Each New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by each respective Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F) of the Code), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);

(b)  No Old Fund will recognize gain or loss on the transfer of the Assets to the respective New Fund in exchange solely for each New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

(c)  No New Fund will recognize gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)  Each New Fund’s basis in each Asset will be the same as the respective Old Fund’s basis therein immediately before the Reorganization, and each New Fund’s holding period for each Asset will

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include the respective  Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)  A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)  A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)  For purposes of section 381 of the Code, each New Fund will be treated just as the respective Old Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of an Old Fund’s taxable year, each Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of each Old Fund’s taxable year before the Reorganization will be included in the respective New Fund’s taxable year after the Reorganization.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.5  Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for each New Fund, as applicable, one Class A New Fund Share, one Class C New Fund Share, and one Class T New Share (“Initial Shares”) to Compass EMP or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as each New Fund’s sole shareholder;

5.6  New Trust, on New Funds’ behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for each New Fund’s operation as a series of an open-end management investment company.  Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by Compass EMP or its affiliate as each New Fund’s sole shareholder;

5.7 Before the Closing, all liabilities of Old Funds and Compass EMP (with respect to any Old Fund) to service providers of the Old Funds have been paid in full;

5.8  At any time before the Closing, Compass EMP has executed an expense limitation agreement with New Funds, the terms of which are consistent with those described in the Proxy; and

5.9 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Funds’ shareholders’ interests.

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6.  EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Compass EMP shall bear the entirety of the total Reorganization Expenses.  The Reorganization Expenses include (1) preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Proxy, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof).  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  Further, Compass EMP agrees to provide the Board of Old Trust with tail D&O/E&O insurance coverage in the amount of $2,000,000 in connection with the Reorganization, for a five year period following the Closing, to indemnify the members of that Board to the extent that they would have been subject to indemnification under the Old Trust’s Declaration of Trust with respect to any matters relating to Old Fund.

7.  ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein. This Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.  TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1  By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before [DATE], or such other date as to which the Investment Companies agree; or

8.2  By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.  AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding each Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.  SEVERABILITY

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Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.  MISCELLANEOUS

11.1  This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

11.2  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Funds’ behalf, or Old Trust, on Old Funds’ behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3  Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Funds but are only binding on and enforceable against its property attributable to and held for the benefit of its Funds (“Funds’ Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Funds’ behalf, shall look only to the other Funds’ Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[Remainder of This Page Intentionally Left Blank]

[Signature Page to Follow]

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

COMPASS EMP FUNDS TRUST, on behalf of each New Fund listed on Schedule A

By:  Stephen M. Hammers

President

_________________________________

MUTUAL FUND SERIES TRUST, on behalf of each Old Fund listed on Schedule A

By:  Jerry Szilagyi

President

_________________________________

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SCHEDULE A

OLD FUNDS (series of Mutual Fund Series Trust)	To be Reorganized into	NEW FUNDS (series of Compass EMP Funds)
Compass EMP Multi-Asset Growth Fund	è	Compass EMP Multi-Asset Growth Fund
Compass EMP Multi-Asset Balanced Fund	è	Compass EMP Multi-Asset Balanced Fund
Compass EMP Alternative Strategies Fund	è	Compass EMP Alternative Strategies Fund

EXHIBIT 1

(omitted)

EXHIBIT 2

(omitted)

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EXHIBIT B

FINANCIAL HIGHLIGHTS

Compass EMP Multi-Asset Balanced Fund

The following table is intended to help you better understand the Compass EMP Multi-Asset Balanced Fund’s (formerly known as the Compass EMP Conservative to Moderate Fund) financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Compass EMP Multi-Asset Balanced Fund’s financial statements, is included in the annual report dated November 30, 2011, which is available upon request.

COMPASS EMP MULTI-ASSET BALANCED FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A
	For the Six Month
	Period Ended		For the		For the Five Month		For the		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended		Period Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (2)		June 30, 2009 (1)(2)

Net asset value, beginning of period	$ 12.18		$ 12.64		$ 11.86		$ 10.93		$ 10.00
Activity from investment operations:
Net investment income	0.00		0.12		0.02		0.15		0.08
Net realized and unrealized gain (loss)	0.22		0.07	(3)	0.78		0.93		0.92
Total from investment operations	0.22		0.19		0.80		1.08		1.00
Less distributions from:
Net investment income	-		(0.10)		(0.02)		(0.15)		(0.08)
Net realized gains	(0.07)		(0.55)		-		-		-
Total distributions	(0.07)		(0.65)		(0.02)		(0.15)		(0.08)

Paid in capital from redemption fees	-	(4)	-	(4)	-	(4)	-	(4)	0.01

Net asset value, end of period	$ 12.33		$ 12.18		$ 12.64		$ 11.86		$ 10.93

Total return (5)	1.78%		1.40%		6.73%		9.87%		10.10%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 91,926		$ 75,842		$ 35,516		$ 29,880		$ 15,707
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (6)	1.14%	(7)	1.22%		1.32%	(7)	1.37%		2.10%	(7)
After fees waived and expenses absorbed (6)	1.14%	(7)	1.15%		1.15%	(7)	1.15%		1.15%	(7)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (6)	0.02%	(7)	0.61%		0.22%	(7)	1.12%		1.30%	(7)
After fees waived and expenses absorbed (6)	0.02%	(7)	0.68%		0.39%	(7)	1.34%		2.25%	(7)
Portfolio turnover rate	64%	(8)	235%		16%	(8)	96%		0%	(8)

(1)	The Compass EMP Multi-Asset Balanced Fund Class A commenced operations on December 31, 2008.
(2)	The period does not include the consolidation of the wholly owned subsidiary.
(3)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4) Redemption fees resulted in less than $0.01 per share.
(5)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(6)	These ratios exclude the impact of the expenses of the underlying securities.
(7) Annualized.
(8) Not Annualized.

COMPASS EMP MULTI-ASSET BALANCED FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class C
	For the Six Month
	Period Ended		For the		For the Five Month		For the		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended		Period Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (2)		June 30, 2009 (1)(2)

Net asset value, beginning of period	$ 12.05		$ 12.58		$ 11.82		$ 10.92		$ 10.00
Activity from investment operations:
Net investment income	(0.04)		0.04		(0.02)		0.08		0.05
Net realized and unrealized gain (loss)	0.21		0.06	(3)	0.78		0.91		0.91
Total from investment operations	0.17		0.10		0.76		0.99		0.96
Less distributions from:
Net investment income	-		(0.08)		-		(0.09)		(0.05)
Net realized gains	(0.07)		(0.55)		-		-		-
Total distributions	(0.07)		(0.63)		-		(0.09)		(0.05)

Paid in capital from redemption fees	-	(4)	-	(4)	-	(4)	-	(4)	0.01

Net asset value, end of period	$ 12.15		$ 12.05		$ 12.58		$ 11.82		$ 10.92

Total return (5)	1.55%		0.65%		6.43%		9.03%		9.78%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 27,094		$ 21,383		$ 10,691		$ 7,124		$ 1,130
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (6)	1.89%	(7)	1.97%		2.07%	(7)	2.13%		2.85%	(7)
After fees waived and expenses absorbed (6)	1.89%	(7)	1.90%		1.90%	(7)	1.90%		1.90%	(7)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (6)	(0.73)%	(7)	(0.13)%		(0.53)%	(7)	0.32%		0.63%	(7)
After fees waived and expenses absorbed (6)	(0.73)%	(7)	(0.06)%		(0.36)%	(7)	0.55%		1.58%	(7)
Portfolio turnover rate	64%	(8)	235%		16%	(8)	96%		0%	(8)

(1)	The Compass EMP Multi-Asset Balanced Fund Class C commenced operations on December 31, 2008.
(2)	The period does not include the consolidation of the wholly owned subsidiary.
(3)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4) Redemption fees resulted in less than $0.01 per share.
(5)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(6)	These ratios exclude the impact of the expenses of the underlying securities.
(7) Annualized.
(8) Not Annualized.

COMPASS EMP MULTI-ASSET BALANCED FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class T
	For the Six Month
	Period Ended		For the		For the Five Month		For the
	May 31, 2012		Year Ended		Period Ended		Period Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (2)

Net asset value, beginning of period	$ 12.12		$ 12.61		$ 11.84		$ 12.23
Activity from investment operations:
Net investment income	(0.01)		0.08		0.01		0.11
Net realized and unrealized gain (loss)	0.22		0.07	(3)	0.77		(0.38)
Total from investment operations	0.21		0.15		0.78		(0.27)
Less distributions from:
Net investment income	-		(0.09)		(0.01)		(0.12)
Net realized gains	(0.07)		(0.55)		-		-
Total distributions	(0.07)		(0.64)		(0.01)		(0.12)

Paid in capital from redemption fees	-	(4)	-	(4)	-	(4)	-	(4)

Net asset value, end of period	$ 12.26		$ 12.12		$ 12.61		$ 11.84

Total return (5)	1.79%		1.10%		6.60%		(2.21)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 15,032		$ 13,513		$ 7,939		$ 4,967
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (6)	1.39%	(7)	1.47%		1.57%	(7)	1.63%	(7)
After fees waived and expenses absorbed (6)	1.39%	(7)	1.40%		1.40%	(7)	1.40%	(7)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (6)	(0.21)%	(7)	0.41%		(0.03)%	(7)	0.67%	(7)
After fees waived and expenses absorbed (6)	(0.21)%	(7)	0.48%		0.14%	(7)	0.90%	(7)
Portfolio turnover rate	64%	(8)	235%		16%	(8)	96%	(8)

(1)	The Compass EMP Multi-Asset Balanced Fund Class T commenced operations on December 30, 2009.
(2) The period does not include the consolidation of the wholly owned subsidiary.
(3)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4) Redemption fees resulted in less than $0.01 per share.
(5)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(6) These ratios exclude the impact of the expenses of the underlying securities.
(7) Annualized.
(8) Not Annualized.

Compass EMP Multi-Asset Growth Fund

The following table is intended to help you better understand the Compass EMP Multi-Asset Growth Fund’s (formerly known as the Compass EMP Long-Term Growth Fund) financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Compass EMP Multi-Asset Growth Fund’s financial statements, is included in the annual report dated November 30, 2011 , which is available upon request.

COMPASS EMP MULTI-ASSET GROWTH FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A
	For the Six Month
	Period Ended		For the		For the Five Month		For the		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended		Period Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (2)		June 30, 2009 (1)(2)

Net asset value, beginning of period	$ 11.98		$ 12.80		$ 11.38		$ 10.56		$ 10.00
Activity from investment operations:
Net investment income	(0.02)		0.10		(0.03)		0.03		0.04
Net realized and unrealized gain (loss)	(0.17)		(0.04)		1.45		0.83		0.55
Total from investment operations	(0.19)		0.06		1.42		0.86		0.59
Less distributions from:
Net investment income	-		(0.10)		-		(0.04)		(0.04)
Net realized gains	-		(0.78)		-		-		-
Total distributions	-		(0.88)		-		(0.04)		(0.04)

Paid in capital from redemption fees	-	(3)	-	(3)	-	(3)	-	(3)	0.01

Net asset value, end of period	$ 11.79		$ 11.98		$ 12.80		$ 11.38		$ 10.56

Total return (4)	(1.34)%		0.08%		12.48%		8.12%		5.99%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 50,850		$ 54,198		$ 15,832		$ 14,170		$ 8,446
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (5)	1.48%	(6)	1.68%		1.93%	(6)	1.97%		3.54%	(6)
After fees waived and expenses absorbed (5)	1.45%	(6)	1.45%		1.45%	(6)	1.45%		1.45%	(6)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (5)	(0.44)%	(6)	0.03%		(1.12)%	(6)	(0.32)%		(0.83)%	(6)
After fees waived and expenses absorbed (5)	(0.41)%	(6)	0.26%		(0.64)%	(6)	0.20%		1.26%	(6)
Portfolio turnover rate	131%	(7)	341%		31%	(7)	115%		2%	(7)

(1)	The Compass EMP Multi-Asset Growth Fund Class A commenced operations on December 31, 2008.
(2)	The period does not include the consolidation of the wholly owned subsidiary.
(3) Redemption fees resulted in less than $0.01 per share.

(4) Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

(5)	These ratios exclude the impact of the expenses of the underlying securities.
(6) Annualized.
(7) Not Annualized.

COMPASS EMP MULTI-ASSET GROWTH FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class C
	For the Six Month
	Period Ended		For the		For the Five Month		For the		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended		Period Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (2)		June 30, 2009 (1)(2)

Net asset value, beginning of period	$ 11.80		$ 12.65		$ 11.28		$ 10.51		$ 10.00
Activity from investment operations:
Net investment income	(0.07)		(0.02)		(0.07)		(0.02)		0.03
Net realized and unrealized gain (loss)	(0.16)		(0.02)		1.44		0.80		0.51
Total from investment operations	(0.23)		(0.04)		1.37		0.78		0.54
Less distributions from:
Net investment income	-		(0.03)		-		(0.01)		(0.03)
Net realized gains	-		(0.78)		-		-		-
Total distributions	-		(0.81)		-		(0.01)		(0.03)

Paid in capital from redemption fees	-	(3)	-	(3)	-	(3)	-	(3)	-	(3)

Net asset value, end of period	$ 11.57		$ 11.80		$ 12.65		$ 11.28		$ 10.51

Total return (4)	(1.78)%		(0.71)%		12.15%		7.38%		5.37%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,089		$ 7,432		$ 4,085		$ 3,363		$ 487
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (5)	2.23%	(6)	2.43%		2.68%	(6)	2.72%		4.29%	(6)
After fees waived and expenses absorbed (5)	2.20%	(6)	2.20%		2.20%	(6)	2.20%		2.20%	(6)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (5)	(1.20)%	(6)	(0.57)%		(1.87)%	(6)	(0.96)%		(0.97)%	(6)
After fees waived and expenses absorbed (5)	(1.17)%	(6)	(0.34)%		(1.39)%	(6)	(0.44)%		1.12%	(6)
Portfolio turnover rate	131%	(7)	341%		31%	(7)	115%		2%	(7)

(1)	The Compass EMP Multi-Asset Growth Fund Class C commenced operations on December 31, 2008.
(2)	The period does not include the consolidation of the wholly owned subsidiary.
(3) Redemption fees resulted in less than $0.01 per share.

(4) Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.

(5)	These ratios exclude the impact of the expenses of the underlying securities.
(6) Annualized.
(7) Not Annualized.

COMPASS EMP MULTI-ASSET GROWTH FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class T
	For the Six Month
	Period Ended		For the		For the Five Month		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (1)(2)

Net asset value, beginning of period	$ 11.90		$ 12.76		$ 11.36		$ 12.49
Activity from investment operations:
Net investment income	(0.04)		0.08		(0.04)		0.07
Net realized and unrealized gain (loss)	(0.15)		(0.05)		1.44		(1.15)
Total from investment operations	(0.19)		0.03		1.40		(1.08)
Less distributions from:
Net investment income	-		(0.11)		-		(0.05)
Net realized gains	-		(0.78)		-		-
Total distributions	-		(0.89)		-		(0.05)

Paid in capital from redemption fees	-	(3)	-	(3)	-	(3)	-	(3)

Net asset value, end of period	$ 11.71		$ 11.90		$ 12.76		$ 11.36

Total return (4)	(1.43)%		(0.23)%		12.32%		(8.65)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,035		$ 3,533		$ 932		$ 382
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (5)	1.72%	(6)	1.93%		2.18%	(6)	2.19%	(6)
After fees waived and expenses absorbed (5)	1.69%	(6)	1.70%		1.70%	(6)	1.70%	(6)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (5)	(0.71)%	(6)	(0.23)%		(1.37)%	(6)	0.13%	(6)
After fees waived and expenses absorbed (5)	(0.68)%	(6)	0.00%		(0.89)%	(6)	0.62%	(6)
Portfolio turnover rate	131%	(7)	341%		31%	(7)	115%	(7)

(1)	The Compass EMP Multi-Asset Growth Fund Class T commenced operations on December 30, 2009.
(2) The period does not include the consolidation of the wholly owned subsidiary.
(3) Redemption fees resulted in less than $0.01 per share.
(4)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(5) These ratios exclude the impact of the expenses of the underlying securities.
(6) Annualized.
(7) Not Annualized.

Compass EMP Alternative Strategies Fund

The following table is intended to help you better understand the Compass EMP Alternative Strategies Fund’s (formerly known as the Compass EMP Alternative Asset Fund) financial performance since its inception.  Certain information reflects financial results for a single Fund share.  Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.  The information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Compass EMP Alternative Strategies Fund’s financial statements, is included in the annual report dated November 30, 2011, which is available upon request.

COMPASS EMP ALTERNATIVE STRATEGIES FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class A
	For the Six Month
	Period Ended		For the		For the Five Month		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (1)(2)

Net asset value, beginning of period	$ 10.28		$ 10.37		$ 9.46		$ 10.00
Activity from investment operations:
Net investment income (loss)	(0.04)		(0.01)		(0.02)		-	(4)
Net realized and unrealized gain (loss)	(0.06)		0.03	(3)	0.93		(0.54)
Total from investment operations	(0.10)		0.02		0.91		(0.54)
Less distributions from:
Net investment income	-		-		-		-
Return of capital	-		(0.11)		-		-
Total distributions	-		(0.11)		-		-

Paid in capital from redemption fees	-	(5)	-	(5)	-	(5)	-	(5)

Net asset value, end of period	$ 10.18		$ 10.28		$ 10.37		$ 9.46

Total return (6)	(0.78)%		0.17%		9.62%		(5.40)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 202,824		$ 187,460		$ 4,776		$ 1,266
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (7)	1.43%	(8)	1.45%		4.21%	(8)	13.37%	(8)
After fees waived and expenses absorbed (7)	1.43%	(8)	1.45%		1.45%	(8)	1.45%	(8)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (7)	(0.80)%	(8)	(0.10)%		(3.51)%	(8)	(11.88)%	(8)
After fees waived and expenses absorbed (7)	(0.80)%	(8)	(0.10)%		(0.75)%	(8)	0.04%	(8)
Portfolio turnover rate	207%	(9)	278%		24%	(9)	81%	(9)

(1)	The Compass EMP Alternative Strategies Fund Class A commenced operations on December 30, 2009.
(2) The period does not include the consolidation of the wholly owned subsidiary.
(3)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4)	Net investment income resulted in less than $0.01 per share
(5) Redemption fees resulted in less than $0.01 per share.
(6)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(7) These ratios exclude the impact of the expenses of the underlying securities.

COMPASS EMP ALTERNATIVE STRATEGIES FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class C
	For the Six Month
	Period Ended		For the		For the Five Month		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (1)(2)

Net asset value, beginning of period	$ 10.17		$ 10.29		$ 9.41		$ 10.00
Activity from investment operations:
Net investment loss	(0.08)		(0.04)		(0.05)		(0.01)
Net realized and unrealized gain (loss)	(0.06)		(0.02)		0.93		(0.58)
Total from investment operations	(0.14)		(0.06)		0.88		(0.59)
Less distributions from:
Net investment income	-		-		-		-
Return of capital	-		(0.06)		-		-
Total distributions	-		(0.06)		-		-

Paid in capital from redemption fees	-	(3)	-	(3)	-	(3)	-	(3)

Net asset value, end of period	$ 10.03		$ 10.17		$ 10.29		$ 9.41

Total return (4)	(1.18)%		(0.61)%		9.35%		(5.90)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 31,385		$ 23,893		$ 1,183		$ 733
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (5)	2.18%	(6)	2.20%		4.96%	(6)	14.12%	(6)
After fees waived and expenses absorbed (5)	2.18%	(6)	2.20%		2.20%	(6)	2.20%	(6)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (5)	(1.55)%	(6)	(1.05)%		(4.26)%	(6)	(12.60)%	(6)
After fees waived and expenses absorbed (5)	(1.55)%	(6)	(1.05)%		(1.50)%	(6)	(0.68)%	(6)
Portfolio turnover rate	207%	(7)	278%		24%	(7)	81%	(7)

(1)	The Compass EMP Alternative Strategies Fund Class C commenced operations on December 30, 2009.
(2) The period does not include the consolidation of the wholly owned subsidiary.
(3) Redemption fees resulted in less than $0.01 per share.
(4)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(5) These ratios exclude the impact of the expenses of the underlying securities.
(6) Annualized.
(7) Not Annualized.

COMPASS EMP ALTERNATIVE STRATEGIES FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated.

	Class T
	For the Six Month
	Period Ended		For the		For the Five Month		For the
	May 31, 2012		Year Ended		Period Ended		Year Ended
	(Unaudited)		November 30, 2011		November 30, 2010 (2)		June 30, 2010 (1)(2)

Net asset value, beginning of period	$ 10.24		$ 10.34		$ 9.44		$ 10.00
Activity from investment operations:
Net investment loss	0.05		(0.02)		(0.03)		-	(4)
Net realized and unrealized gain (loss)	(0.17)		0.02	(3)	0.93		(0.56)
Total from investment operations	(0.12)		-		0.90		(0.56)
Less distributions from:
Net investment income	-		-		-		-
Return of capital	-		(0.10)		-		-
Total distributions	-		(0.10)		-		-

Paid in capital from redemption fees	-	(5)	-	(5)	-	(5)	-	(5)

Net asset value, end of period	$ 10.12		$ 10.24		$ 10.34		$ 9.44

Total return (6)	(0.98)%		(0.07)%		9.53%		(5.60)%
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 4,005		$ 3,132		$ 118		$ 30
Ratios of net expenses to average net assets:
Before fees waived and expenses absorbed (7)	1.68%	(8)	1.70%		4.46%	(8)	13.62%	(8)
After fees waived and expenses absorbed (7)	1.68%	(8)	1.70%		1.70%	(8)	1.70%	(8)
Ratios of net investment income (loss) to
average net assets:
Before fees waived and expenses absorbed (7)	1.06%	(8)	(0.55)%		(3.76)%	(8)	(12.15)%	(8)
After fees waived and expenses absorbed (7)	1.06%	(8)	(0.55)%		(1.00)%	(8)	(0.23)%	(8)
Portfolio turnover rate	207%	(9)	278%		24%	(9)	81%	(9)

(1)	The Compass EMP Alternative Strategies Fund Class T commenced operations on December 30, 2009.
(2) The period does not include the consolidation of the wholly owned subsidiary.
(3)

Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Consolidated Statements of Operations for the year ended November 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(4)	Net investment loss resulted in less than $0.01 per share.
(5) Redemption fees resulted in less than $0.01 per share.
(6)	Aggregate total return, not annualized. Total return in the above table represents the rate that the investor would have earned or lost in an investment in the Fund assuming reinvestment of dividends.
(7) These ratios exclude the impact of the expenses of the underlying securities.
(8) Annualized.
(9) Not Annualized.

______________________________

STATEMENT OF ADDITIONAL INFORMATION

January 30, 2013

For the Reorganization of

Compass EMP Multi-Asset Balanced Fund

Compass EMP Multi-Asset Growth Fund and

Compass EMP Alternative Strategies Fund,

Each a Series of the Mutual Fund Series Trust

Into

Compass EMP Multi-Asset Balanced Fund

Compass EMP Multi-Asset Growth Fund and

Compass EMP Alternative Strategies Fund,

Each a Series of the Compass EMP Funds Trust

 (each of the above-mentioned series of the Mutual Fund Series Trust is a “MFST Compass Fund” and together, the “MFST Compass Funds”, and each of the above-mentioned series of the Compass EMP Funds Trust is a “Fund” and together, the “Funds”)

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated January 30, 2013 relating to the Special Meeting of Shareholders of the Compass EMP Multi-Asset Balanced Fund, the Compass EMP Multi-Asset Growth Fund and the Compass EMP Alternative Strategies Fund, each a series of the Mutual Fund Series Trust (“MFST”), to be held on March 22, 2013, at 11:00 a.m. local time, in the offices of MFST at 80 Arkay Drive, Hauppauge, NY 11788 (the “Special Meeting”). The purpose of the Special Meeting is to seek shareholder approval of an Agreement and Plan of Reorganization (the “Plan”) under which each of the MFST Compass Funds will be merged into its respective series of the Compass EMP Funds Trust (the “Trust”), as further described below:

•

all of the assets of the Compass EMP Alternative Strategies Fund series of the MFST will be transferred to a series of the same name of the Trust (the “New Compass EMP Alternative Strategies Fund”), in exchange for Class A, Class C and Class T shares of the New Compass EMP Alternative Strategies Fund, which will be distributed pro rata by the existing Compass EMP Alternative Strategies Fund to its Class A, Class C and Class T shareholders, and the New Compass EMP Alternative Strategies Fund’s assumption of the existing Compass EMP Alternative Strategies Fund’s liabilities;

•

all of the assets of the Compass EMP Multi-Asset Balanced Fund series of the MFST will be transferred to a series of the same name of the Trust (the “New Compass EMP Multi-Asset Balanced Fund”), in exchange for Class A, Class C and Class T shares of the Multi-Asset Balanced Fund, which will be distributed pro rata by the existing Compass EMP Multi-Asset Balanced Fund to its Class A, Class C and Class T shareholders, and the Multi-Asset Balanced Fund’s assumption of the existing Compass EMP Multi-Asset Balanced Fund’s liabilities; and

•

all of the assets of the Compass EMP Multi-Asset Growth Fund will be transferred to a series of the same name of the Trust (the “New Compass EMP Multi-Asset Growth Fund”), in exchange for Class A, Class C and Class T shares of the New Compass EMP Multi-Asset Growth Fund, which will be distributed pro rata by the existing Compass EMP Multi-Asset Growth Fund to its Class A, Class C and Class T shareholders, and the New Compass EMP Multi-Asset Growth Fund’s assumption of the existing Compass EMP Multi-Asset Growth Fund’s liabilities.

Because the Funds referenced above will commence operations on or after the date of this Statement of Additional Information, these Funds do not yet have ticker symbols.

Copies of the Proxy Statement/Prospectus, which has been filed with the Securities and Exchange Commission (SEC), may be obtained without charge by contacting the MFST Compass Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling (888) 944-4367.

2

TABLE OF CONTENTS

INTRODUCTION	1
PRO FORMA FINANCIAL STATEMENTS	1
INCORPORATION BY REFERENCE	2
ADDITIONAL INFORMATION ABOUT THE MFST COMPASS FUNDS	2
FUND HISTORY AND CLASSIFICATION	3
INVESTMENT RESTRICTIONS OF THE FUNDS	3
FUND INVESTMENTS AND RISKS	5
PORTFOLIO TURNOVER	26
DISCLOSURE OF PORTFOLIO HOLDINGS	26
MANAGEMENT OF THE TRUST	27
ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES	31
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	32
INVESTMENT ADVISOR	32
PORTFOLIO MANAGERS	33
ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT SERVICES	35
CUSTODIAN	36
DISTRIBUTOR	36
CODE OF ETHICS	37
PROXY VOTING POLICIES AND PROCEDURES	37
BROKERAGE ALLOCATION AND OTHER PRACTICES	38
ANTI-MONEY LAUNDERING PROGRAM	39
DETERMINATION OF NET ASSET VALUE	39
PURCHASE AND REDEMPTION INFORMATION	40
TAX STATUS	43
ORGANIZATION OF THE TRUST	48
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
LEGAL MATTERS	48
FINANCIAL STATEMENTS	48

INTRODUCTION

This Statement of Additional Information (“SAI”) is intended to supplement the information provided in the Proxy Statement/Prospectus dated January 30, 2013 (the “Proxy Statement/Prospectus”) relating to the proposed tax-free reorganizations (the “Reorganizations”) of Compass EMP Multi-Asset Balanced Fund, the Compass EMP Multi-Asset Growth Fund and the Compass EMP Alternative Strategies Fund (each a “MFST Compass Fund”), each a series of the Mutual Fund Series Trust, an Ohio statutory trust (“MFST”), into, respectively, the Compass EMP Multi-Asset Balanced Fund, the Compass EMP Multi-Asset Growth Fund and the Compass EMP Alternative Strategies Fund (each a “Fund”), each a series of the Compass EMP Funds Trust, a Delaware statutory trust (the “Trust”). The Proxy Statement/Prospectus has been sent to the shareholders of the MFST Compass Funds in connection with the solicitation of proxies to be voted at the special meeting of stockholders of the MFST Compass Funds to be held on March 22, 2013.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements are not included because the MFST Compass Funds, each a series of the Mutual Fund Series Trust, are being combined with the Funds, each a series of the Trust, which are newly created funds that do not have any assets or liabilities. The Class A, C and T shares of each Fund will be the successor to the accounting and performance information of the corresponding MFST Compass Fund after consummation of the Reorganizations.

INCORPORATION BY REFERENCE

The following documents have been filed with the SEC and are incorporated by reference into this Statement of Additional Information, which means that they are legally considered to be a part of this Statement of Additional Information:

• The current Statement of Additional Information of the MFST Compass Funds, dated March 31, 2012.

• The current Annual Report of the MFST Compass Funds, for the fiscal year ended November 30, 2011.

• The current Semi-Annual Report of the MFST Compass Funds, for the six month period ended May 31, 2012.

ADDITIONAL INFORMATION ABOUT THE MFST COMPASS FUNDS

About the MFST Compass Funds

For information about the MFST Compass Funds generally and their history, see the MFST Compass Funds’ SAI.

Description of the MFST Compass Funds and Their Investments and Risks

For information about the investment objectives, policies, risks and restrictions of the MFST Compass Funds, see “Investment Restrictions”, “Other Investment Policies”, “Additional Information About Investments and Risks” and “Disclosure of Portfolio Holdings” in the MFST Compass Funds’ SAI.

Management of the MFST Compass Funds

For information regarding the management of the MFST Compass Funds, see “Trustees and Officers” in the MFST Compass Funds’ SAI.

Control Persons and Principal Holders of Securities

For information regarding ownership of shares of the MFST Compass Funds, see “Principal Shareholders” in the MFST Compass Funds’ SAI.

Investment Advisory and Other Services

For information about investment advisory and other services with respect to the MFST Compass Funds, see “Advisor” in the MFST Compass Funds’ SAI.

Brokerage Allocation and Other Practices

For information regarding brokerage allocation practices of the MFST Compass Funds, see “Portfolio Transactions” in the MFST Compass Funds’ SAI.

Capital Stock and Other Securities

For information regarding voting rights and other aspects of shares of the MFST Compass Funds, see “The Compass EMP Funds” in the MFST Compass Funds’ SAI.

Purchase, Redemption and Pricing of Shares

For information about share purchase, redemption and pricing of shares of the MFST Compass Funds, see “Purchase and Redemption of Shares” and “Net Asset Value” in the MFST Compass Funds’ SAI.

Taxation of the MFST Compass Funds

For information regarding tax matters with respect to the MFST Compass Funds, see “Tax Information” in the MFST Compass Funds’ SAI.

Financial Statements of the MFST Compass Funds

For information regarding the financial statements of the MFST Compass Funds, see the MFST Compass Funds’ SAI and the MFST Compass Funds’ Annual Report and Semi-Annual Report.

FUND HISTORY AND CLASSIFICATION

The Funds are each a diversified series of Compass EMP Funds Trust, a Delaware statutory trust organized on April 11, 2012.  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”).  Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of a Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which such shares are entitled to vote.  In addition, each share of a Fund is entitled to participate equally with other shares of that Fund, on a class-specific basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Compass Efficient Model Portfolios, LLC, also known as Compass Advisory Group (the “Advisor”), is the Fund’s investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described here and in the Fund’s Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

The Funds offer three classes of shares, Class A shares, Class T shares and Class C shares. Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares, and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund, which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  Each Fund may not:

1.

Issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff;

2.

Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions;

3.

Purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), by virtue of disposing of portfolio securities;

4.

Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts);

5.

Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry or group of related industries.  This limitation does not apply to investments in the securities of the U.S. government, its agencies or instrumentalities;

6.

Purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity futures contracts or options), except that the Fund may purchase and sell futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities; or

7.

Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

Each Fund observes the following policies, which are not deemed fundamental and which may be changed without a shareholder vote. Each Fund may not:

1.

Invest in any issuer for purposes of exercising control or management;

2.

Invest in securities of other investment companies except as permitted under the 1940 Act;

3.

Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity. However, if more than 15% of Fund net assets are illiquid, the Fund’s investment adviser(s) will reduce illiquid assets such that they do not represent more than 15% of Fund net assets, subject to timing and other considerations which are in the best interests of the Fund and its shareholders; or

4.

Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

FUND INVESTMENTS AND RISKS

The investment objective of each Fund and the descriptions of the Fund’s principal investment strategies are set forth under “ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS” in the Prospectus.  Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust.  The following may refer to a Fund, each Fund or Funds, as the context so indicates.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies the Advisor may employ in pursuit of the Fund’s investment objective and a summary of related risks. The information below applies to each Fund and is described with respect to a single Fund for convenience.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described below regarding foreign securities apply to investments in ADRs.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing.  The income is passed on to the “unitholders.”  Each income trust has an operating risk based on its underlying business.  The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses.  Shares or “trust units” are traded on securities exchanges just like stocks.  Income is passed on to the investors, called unitholders, through monthly or quarterly distributions.  Historically, distributions have typically been higher than dividends on common stocks.  The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business.  This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets.  Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital.  If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit’s market value.  Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase.  Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it.  In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value.  Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued.  Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts.  Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships (“PTPs”).  PTPs are limited partnerships the interests in which (known as “units”) are traded on public exchanges, just like corporate stock.  PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Publicly traded partnerships are also called master limited partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in a PTP, he or she becomes a limited partner.  PTPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may “roll up” into a single PTP.  A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets’ full value or as an alternative to issuing debt.  A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing option; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, PTP’s which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively.  PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 2005. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations typically redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank;

if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties. The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may be secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities

(including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the 1933 Act, usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to “non-appropriation” risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio.

FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Securities of Other Investment Companies

The Fund’s investments in Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of the Fund’s assets in any single such investment company, and 3) investing more than 10% of the Fund’s assets in investment companies overall;  unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission (“SEC”); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In the alternative, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% limitation and the 10% limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired fund) does not exceed the limits on sales loads established by the Financial Industry Regulatory Authority, Inc. (“FINRA”) for funds of funds. In addition to ETFs, the Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies

The Fund may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-

counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund’s total assets.

Under certain circumstances, an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying fund(s) are made independently of the Fund and its Advisor. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs).  ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Foreign Securities

General.  The Fund may invest in foreign securities and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

The Fund may purchase securities of emerging market issuers and ETFs and other investment companies that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales.  Future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities, stock indices, other index, reference asset or reference item and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded, without limitation, on the Chicago Board Options Exchange and the New York Stock Exchange.

The Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have paid a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Fund’s custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, it may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index or reference item such as stock volatility) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are paid when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.

Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Fund may enter into swap agreements for purposes of attempting to gain exposure to equity, debt, commodities or other asset markets without actually purchasing those assets, or to hedge a position.  The Fund does not invest more than 25% of its assets in swap contracts with any one counterparty.  Security investments are made without restriction as to the issuer’s country.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Custodian.  The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitations.  The Fund will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.

The Fund may enter into a swap agreement in circumstances where the Advisor believes that it may be more cost effective or practical than buying the securities represented by such index or a futures contract or an option on such index.  The counter-party to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Funds’ operations.  Accordingly, the Funds are not currently subject to registration or regulation as a commodity pool operator.  However, the CFTC has recently adopted amendments that significantly affect the way in which registered investment companies that invest in commodities markets are regulated. These amendments become effective December 31, 2012 and may necessitate that the Fund comply with regulatory obligations and restrictions under the CEA. Such regulation could increase a Fund’s expenses or affect its use of derivatives and commodities-related instruments.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by FINRA.

Under guidelines adopted by the Trust’s Board, the Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Fund may sell securities short as an outright investment strategy and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 30% of the value of the Fund’s net assets. This percentage may be varied by action of the Board of Trustees. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Wholly-Owned Subsidiaries

The Funds may each invest up to 25% of its total assets in its wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary”), which is expected to invest, through Underlying Funds (as defined below), in one or a combination of (i) options, (ii) futures, (iii) forwards, (iv) spot contracts or (v) swap contracts, each of which may be tied to (i) commodities, (ii) financial indices and instruments, (iii) foreign currencies, or (iv) equity indices.  As a result, a Fund may be considered to be investing indirectly in these investments through the Subsidiary.  For that reason, and for the sake of convenience, references in this Statement of Additional Information to the Fund may also include the Subsidiary.

Each Subsidiary will not be registered under the 1940 Act but, will be subject to certain of the investor protections of that Act, as noted in this Statement of Additional Information. The Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, since the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Advisor, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or its shareholders.  The Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Advisor will be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund, including any collateral or segregation requirements in connection with various investment strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Statement of Additional Information and could negatively affect the Fund and its shareholders.  For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary.  If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Underlying Funds

The Fund invests a portion of its assets directly, or through the Subsidiary, in corporations (including foreign corporations), limited partnerships and other pooled investment vehicles (“Underlying Funds”).  Each Underlying Fund, or share class of the Underlying Fund, is managed by its own manager or trading adviser, pursuant to a proprietary strategy.  The Underlying Funds use a form of leverage often referred to as “notional funding” - that is the nominal trading level for an Underlying Fund will exceed the cash deposited in its trading accounts. For example, if the Underlying Fund manager wants the Underlying Fund to trade a $200,000,000 portfolio (the “nominal trading level”) the Underlying Fund’s margin requirement may be $10,000,000.  The

Underlying Fund can either deposit $200,000,000 to “fully fund” the account or can deposit only a portion of the $200,000,000, provided that the amount deposited meets the account’s ongoing minimum margin requirements.  The difference between the amount of cash deposited in the account and the nominal trading level of the account is referred to as notional funding.  The use of notional funding (i.e., leverage) will increase the volatility of the Underlying Funds.  In addition, the leverage may make the Underlying Funds subject to more frequent margin calls.  Being forced to raise cash at inopportune times to meet margin calls may prevent the Underlying Fund manager from making investments it considers optimal.  As currently structured, the cash deposited in the trading account for each Underlying Fund will be available to meet the margin requirements of any share class of the Underlying Fund.  However, additional funds to meet margin calls are available only to the extent of the Underlying Fund’s assets and not from the Subsidiary or the Fund.  Underlying Fund management fees are based on the nominal trading level and not the cash deposited in the trading account.  For illustration purposes only, assume an Underlying Fund has assets of $50 million.  The Underlying Fund is notionally funded and uses a nominal trading level of $200 million.  The Underlying Fund pays its manager an annual management fee of 1% of the nominal account size, or $2,000,000.  While the management fee represents 1% of the nominal account size ($200 million), the management fee represents 4% of the cash deposited ($50 million) in the Underlying Fund’s trading account.  The Underlying Funds are typically offered privately and no public market for such securities will exist.

TEMPORARY DEFENSIVE MEASURES

In response to market, economic, political or other conditions, the Advisor may temporarily use a different investment strategy for a Fund for defensive purposes. Such a strategy could include investing up to 100% of a Fund’s assets in cash or cash equivalent securities. This could affect a Fund’s performance and the Fund might not achieve its investment objectives.

PORTFOLIO TURNOVER

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

No sooner than thirty days after the end of each month, each Fund will make available a complete schedule of its portfolio holdings as of the last day of the month.  Each Fund files with the SEC a Form N-CSR or a Form N-Q report for the period that includes the date as of which that list of portfolio holdings was current.  Each filing discloses the Fund’s portfolio holdings as of the end of the applicable quarter.

Other than to rating agencies and service providers, as described below, a Fund does not selectively disclose its portfolio holdings to any person. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Advisor.  Personnel of the Advisor, including personnel responsible for managing a Fund’s portfolio, may have full daily access to the Fund’s portfolio holdings because that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor’s personnel may also release and discuss certain portfolio holdings with various broker/dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

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Custodian. US Bank, N.A. is the custodian for the Funds; therefore, its personnel and agents have full daily access to each Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for each Fund.

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Independent Registered Public Accountant. BBD, LLP is the independent registered public accounting firm for the Funds; therefore, its personnel and agents receive information regarding each Fund’s portfolio holdings as needed with no time lag in order to provide the agreed upon services for each Fund.

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Thompson Hine LLP.  Thompson Hine LLP is independent legal counsel to the Trust; therefore, its personnel and agents may receive information regarding each Fund’s portfolio holdings as needed with no time lag to perform the agreed upon services.

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Rating Agencies.  Morningstar, Lipper and other mutual fund rating agencies may also receive each Fund’s full portfolio holdings, generally monthly on a 30-day lag basis with the understanding that such holdings may be posted or disseminated to the public by the rating agencies at any time.

The Funds’ Chief Compliance Officer, or such officer’s designee, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available) in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Funds, the Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, three of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer and a Chief Compliance Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The Trust is led by David J. Moore Chairman of the Board.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including, generally, (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a Chairman of the Board, who also serves as an officer of the Advisor, who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provides effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. David J. Moore and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Moore has extensive experience advising mutual funds as Chairman of the Advisor, and has had responsibility for the day-to-day investment management of various client portfolios for over 10 years, holds the Certified Financial Planner (CFP®) designation from Certified Financial Planner Board of Standards, Inc. and a Ph.D. in from Baylor University.  Mr. Donald T. Benson has a comprehensive business background shaped by his years of leadership of companies in the insurance and consulting arenas, and has significant board an audit committee experience with companies from a variety of industries, including insurance, technology, and information technology firms.  Mr. John M. Gering has extensive professional experience in benchmarking and evaluating organizational performance in the health care industry.  Dr. Ottis E. Mims has developed considerable leadership and problem-solving skills as a result of his experience as pastor, book author and executive officer a non-profit publishing enterprise.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified and well versed in the regulatory framework under which investment companies must operate.

Trustees and Officers

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below.  Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska  68130.

Independent Trustees

Name, Address* Age	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Donald T. Benson Year of Birth: 1943	Trustee	Since July 2012; Indefinite	Principal, Texas Tenn LLC (Consulting) (May 2008-present); CEO and President, Trisurant (Insurance Third Party Administrator) (May 2005 – June 2008)	17	None
John M. Gering Year of Birth: 1950	Trustee	Since July 2012; Indefinite	Organizational Effectiveness Group Director, HCA, Inc. (Health Care Facility Operator) (October 2005-present)	17	None
Ottis E. Mims Year of Birth: 1950	Trustee	Since July 2012; Indefinite	Senior Pastor, Judson Baptist Church (January 2006-present)	17	None

* The address of each Trustee and officer is c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130

** The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Mutual Fund Series Trust.

Interested Trustee and Officers of the Trust

Name, Address* Age	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
David J. Moore(1)(2) Year of Birth: 1952	Trustee	Since July 2012; Indefinite	Chairman, Compass EMP (Jan. 1996-present).	17	None
Stephen M. Hammers Year of Birth: 1968	President	Since July 2012; Indefinite	Managing Partner, Co-Founder and Chief Investment Officer of Compass EMP (March 2003-present).	N/A	N/A
Robert W. Walker(2) Year of Birth: 1967	Treasurer	Since July 2012; Indefinite	President, Compass EMP (March 2009-present); Independent Consultant (April 2008-March 2009); Senior Vice President and Partner, KPAC Solutions (Private Investment Company) (Nov. 2006 – April 2008).	N/A	N/A

Richard Gleason Year of Birth: 1977	Assistant Treasurer	Since July 2012; Indefinite	Manager of Fund Administration, Gemini Fund Services, LLC (2008-present); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Pleshetta J. Loftin Year of Birth: 1968	Secretary	Since July 2012; Indefinite

Chief Compliance Officer, Compass EMP (December 2011-present); Chief Compliance Officer / Registered Principal, FSC Securities (November 2007 – January 2012); Director of Compliance, BBVA Wealth Solutions, Inc. (March 1999 – December 2011)

				N/A	N/A
James P. Ash Year of Birth: 1976	Assistant Secretary	Since July 2012; Indefinite

Senior Vice President, Gemini Fund Services, LLC (2012-present); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

				N/A	N/A

(1) Mr. Moore is deemed to be an interested Trustee because of his controlling ownership interest in the Trust’s investment adviser.

(2) Mr. Moore is Mr. Walker’s father-in-law.

Audit Committee.  The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  Donald T. Benson is Chairman of the Audit Committee.  During the past fiscal year, the Audit Committee held one meeting.

Compensation of Trustees.  The Trust pays each Independent Trustee $800 per Fund per year, as well as reimbursement for any reasonable expenses incurred attending Trust meetings, to be paid quarterly.  The Audit Committee Chairman receives an additional $2,000 per year.  In addition, the Chairman of the Board, if an Independent Trustee, receives an additional $2,000 per year.  No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees are estimated to receive from the Trust during its first fiscal year.  The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust*	Total Compensation From Trust and Fund Complex** Paid to Trustees
Donald T. Benson Trustee, Audit Committee Chairman	$20,400	$20,400
John M. Gering Trustee	$18,400	$18,400
Ottis E. Mims Trustee	$18,400	$18,400
David J. Moore Trustee, Chairman of the Board	$0	$0

* Trustees’ fees will be allocated ratably to each Fund in the Trust.

** The “Fund Complex” includes the following registered management investment companies in addition to the Trust: Mutual Fund Series Trust.

Trustees’ Ownership of Shares in the Funds.  As of December 31, 2012, the Trustees beneficially owned the following amounts in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
None	None	None

ORGANIZATION AND MANAGEMENT OF WHOLLY-OWNED SUBSIDIARIES

After the Reorganization, the Funds will own and may utilize the Subsidiaries described below:

The Funds, in addition to certain other series of the Trust (the Compass EMP Commodity Long/Short Strategies Fund and the Compass EMP Commodity Strategies Volatility Weighted Fund), may each invest up to 25% of its net assets (measured at the time of investment) in a wholly-owned subsidiary (each a “Subsidiary”).  It is expected that each Subsidiary will invest primarily in futures contracts or in underlying funds that employ investment techniques related to the execution of the respective Fund’s principal investment strategies.

Each Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of CEMPCLSSF Fund Limited, CEMPCSVWF Fund Limited, CEMPMAG Fund Limited, CEMPMAB Fund Limited, CEMPAS Fund Limited (respectively) c/o Maples Corporate Services, Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman KY1-1104, Cayman Islands.

After the Reorganization each Independent Trustee of the Trust will serve as a Director of each Subsidiary.

Each Subsidiary has entered into a separate contract with the Advisor for the management of the Subsidiary’s portfolio, without compensation.  Each Subsidiary has also entered into arrangements with the Trust’s custodian to serve as the Subsidiary’s custodian and with Gemini Fund Services, LLC to serve as the Subsidiary’s transfer agent, fund accountant and administrator.  Each Subsidiary has adopted compliance policies and procedures that are substantially similar to the policies and procedures adopted by the Funds.  The Trust’s Chief Compliance Officer oversees implementation of each Subsidiary’s policies and procedures, and makes periodic reports to the Trust’s Board regarding each Subsidiary’s compliance with its policies and procedures.

The Subsidiaries pay no fee to the Advisor or Gemini Fund Services, LLC for their services.  Each Subsidiary will bear the fees and expenses incurred in connection with the custody services that it receives.  Each Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. It is also anticipated that the Fund’s own expense will be reduced to some extent as a result of the payment of such expenses at the Subsidiary level. It is therefore expected that the Fund’s investment in the Subsidiary will not result in the Fund paying duplicative fees for similar services provided to the Fund and Subsidiary.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund.  A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control.  A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.  None of the Funds has issued shares as of the date of this SAI.

INVESTMENT ADVISOR

The Investment Advisor of the Funds is Compass Efficient Model Portfolios, LLC, also known as Compass EMP (the “Advisor”), 213 Overlook Circle, Suite A-1 Brentwood, TN 37027.  Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of each Fund’s investment portfolio, directly or through a sub-adviser.  The Advisor was formed in 1996 and has approximately $865 million in assets under advisement or management for individuals, institutions and financial advisors across the country. The Advisor is deemed to be controlled by Stephen Hammers and David Moore because each owns more than 25% of the interests in the Advisor.

A Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for each Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rate disclosed in the Fund’s Prospectus based on the average daily net assets of the Fund.  Additionally, the Advisor has contractually agreed to waive fees and/or reimburse Fund expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (exclusive of any taxes, interest expense, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, 12b-1 fees, or extraordinary expenses such as litigation, and inclusive of organizational costs incurred prior to the commencement of operations) at the amounts disclosed in the Fund’s Prospectus through the expiration date disclosed in the Fund’s Prospectus.  Each waiver or reimbursement by the Advisor is subject to repayment by a Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.  A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement will be available in each Fund’s first annual or semi-annual shareholder report.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund.  The Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGERS

As described in the Prospectus, the Portfolio Managers listed below are responsible for the management of one or more Funds and, as of August 31, 2012, the other accounts set forth in the following tables.

STEPHEN HAMMERS	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	3	$404 million	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	494	$415 million	none	$0

Mr. Hammers’ compensation from the Advisor is based on a salary plus a share of the net income of the Advisor, if any.

DAVID MOORE	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	0	$0	none	$0

Mr. Moore’s compensation from the Advisor is a salary plus a share of the net income of the Advisor, if any.

DAVID HALLUM	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	0	$0	none	$0

Mr. Hallum’s compensation from the Advisor is a salary.

DAN BANASZAK	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	0	$0	none	$0

Mr. Banaszak’s compensation from the Advisor is a salary.

ROB BATEMAN	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	0	$0	none	$0

Mr. Bateman’s compensation from the Advisor is a salary.

WILLIAM WEBB	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	none	$0
Other Pooled Investment Vehicles	none	$0	none	$0
Other Accounts	0	$0	none	$0

Ownership of Securities

As of the date of this SAI, no shares of the Funds have been issued. Accordingly, none of the portfolio managers own Fund shares.

Conflicts of Interest

In general, when a Portfolio Manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor or a Sub-Advisor, if any, may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it could receive a performance-based fee on certain accounts. The procedures to address conflicts of interest, if any, are described below for the Portfolio Managers.

The Advisor attempts to avoid conflicts of interest that may arise as a result of the management of multiple client accounts. From time to time, the Advisor may recommend or cause a client to invest in a security in which another client of the Advisor has an ownership position.  The Advisor has adopted certain procedures intended to treat all client accounts in a fair and equitable manner.  To the extent that the Advisor seeks to purchase or sell the same security for multiple client accounts, the Advisor may aggregate, or bunch, these orders where it deems this to be appropriate and consistent with applicable regulatory requirements.  When a bunched order is filled in its entirety, each participating client account will participate at the average share prices for the bunched order.  When a bunched order is only partially filled, the securities purchased will be allocated on a pro-rata basis to each account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions.  Each participating account will receive the average share price for the bunched order on the same business day.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENT SERVICES

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for two years from the applicable effective date for the Funds, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust’s audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For all such services rendered to all of the series of the Trust under the Agreement, each Fund pays an allocated fee under which the all of the series of the Trust pay GFS a fee equal to 13 basis points (0.13%) on the first $50 million of net assets; 10 basis points (0.10%) on net assets of $50 million to $100 million; 8 basis points (0.08%) on net assets of $100 million to $250 million; 6 basis points (0.06%) on net assets of $250 million to $500 million; 4 basis points (0.04%) on net assets of $500 million to $1 billion; 2 basis points (0.02%) on net assets greater than $1 billion.  The Funds also pay GFS for any out-of-pocket expenses.

CUSTODIAN

US Bank, N.A., (the “Custodian”), 1555 N. Rivercenter Dr., Milwaukee, WI  53212, serves as the custodian of each Fund’s assets pursuant to a custody agreement (the “Custody Agreement”) by and between the Custodian and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. Each Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an underwriting agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares, up to 0.50% for Class T shares and up to 1.00% for Class C shares of the Fund’s average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Fund will bear its own costs of distribution with respect to its shares. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients. From time to time, the Advisor or Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund.  Such compensation provided by the Advisor or Distributor may include financial assistance to dealers that enable the Advisor or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.  The Advisor and Distributor make payments for events they deem appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

CODES OF ETHICS

The Trust, the Advisor and the Distributor, have each adopted codes of ethics, as required by Rule 17j-1 under the Investment Company Act of 1940.  These codes of ethics do not prohibit personnel subject to the codes from trading for their personal accounts, but do impose certain restrictions on such trading.  In that regard, Fund portfolio managers and other investment personnel must pre-clear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code. Fund portfolio managers and other investment personnel who comply with the Code’s pre-clearance and disclosure procedures may be permitted to purchase, sell or hold securities which also may be or are held in a Fund they manage or for which they otherwise provide investment advice.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by each Fund to the Advisor.  The Advisor will vote such proxies in accordance with its proxy voting policies and procedures.  The Advisor’s proxy voting policies and procedures are attached as Appendix B to this SAI.

The actual voting records relating to portfolio securities for each Fund during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, (888) 944-4367 or by accessing the SEC’s website at www.sec.gov.  In addition, a copy of the proxy voting (888) 944-4367 and will be sent within three business days of receipt of a request.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Subject to the general supervision of the Board of Trustees of the Trust, the Advisor is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Advisor is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

In purchasing and selling each Fund’s portfolio securities, it is the Advisor’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable. However, under certain conditions, a Fund may pay higher brokerage commissions in return for brokerage and research services. In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Advisor or the Funds. It is not the policy of the Advisor to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates, although a number of markets continue to be subject to an established schedule of minimum commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount.

For fixed income securities, it is expected that purchases and sales will ordinarily be transacted with the issuer, the issuer’s underwriter, or with a primary market maker acting as principal on a net basis, with no brokerage commission being paid by the Funds. However, the price of the securities generally includes compensation, which is not disclosed separately. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices.

With respect to equity and fixed income securities, the Advisor may effect principal transactions on behalf of the Funds with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. The prices the Funds pay to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter. The Advisor may receive research services in connection with brokerage transactions, including designations in fixed price offerings.

The Advisor receives a wide range of research services from brokers and dealers covering investment opportunities throughout the world, including information on the economies, industries, groups of securities, individual companies, statistics, political developments, technical market action, pricing and appraisal services, and performance analyses of all the countries in which a Fund’s portfolio is likely to be invested. The Advisor cannot readily determine the extent to which commissions charged by brokers reflect the value of their research services, but brokers occasionally suggest a level of business they would like to receive in return for the brokerage and research services they provide. To the extent that research services of value are provided by brokers, the Advisor may be relieved of expenses, which it might otherwise bear. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers.

Certain broker/dealers, which provide quality execution services, also furnish research services to the Advisor. The Advisor has adopted brokerage allocation policies embodying the concepts of Section 28(e) of the Securities

Exchange Act of 1934, which permits an investment adviser to cause its clients to pay a broker which furnishes brokerage or research services a higher commission than that which might be charged by another broker which does not furnish brokerage or research services, or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the accounts as to which it exercises investment discretion. Accordingly, the Advisor may assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker.

Portfolio securities will not be purchased from or sold to the Advisor, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

DETERMINATION OF NET ASSET VALUE

The net asset value per share for each class of shares of each Fund is determined each day the New York Stock Exchange (“NYSE”) is open, as of the close of the regular trading session of the NYSE that day (currently 4:00 p.m. Eastern Time), by dividing the value of a Fund’s net assets by the number of its shares outstanding. The NYSE is open Monday through Friday except on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

In determining each Fund’s NAV per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price.  If no sale price is reported, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). U.S. government and agency securities are valued at the mean between the most recent bid and asked prices. Short-term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, and other debt securities are generally valued on the basis of dealer supplied quotations or by pricing system selected by the Advisor and approved by the Board of Trustees of the Trust. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Advisor deems it appropriate to do so, the mean of the bid and asked prices for over- the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used. Short-term debt securities with a remaining maturity of 60 days or less are amortized to maturity, provided such valuations represent par value.

Puts and calls are valued at the last sales price therefore, or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Fund writes a call, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted (“marked-to-market”) to reflect the current market value of the call. If a call written by a Fund is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Fund expires on its stipulated expiration date or if a Fund enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Fund is exercised by it, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of them most recent quoted bid and asked price. Futures contracts are valued at the daily quoted settlement prices.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

Trading in securities on Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays in various foreign markets on days, which are not business days in New York, and on which a Fund’s net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s net asset value is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly.  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A, Class T, Class C and Class I shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds.  The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

All Funds
Net Asset Value per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Class T Shares

You may purchase Class T shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class T shares of the Funds.  The example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class T shares.

All Funds
Net Asset Value per share	$10.00
Per Share Sales Charge—3.50% of public offering price (3.63% of net asset value per share) for each Fund	$0.36
Per Share Offering Price to the Public	$10.36

Class A and Class T Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor.  Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor.  These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund.  Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor.  Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares.  It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price).  Reference should be made to the wire order to ensure proper settlement of the trade.  Payment for redemptions of shares purchased by telephone normally will be processed within three business days.

REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A AND CLASS T SHARES

Letters of Intent

An investor may qualify for a reduced sales charge on Class A and Class T shares immediately by stating his or her intention to invest in Class A or Class T shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A and Class T Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  After signing the Letter of Intent, each investment in Class A or Class T shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent.  If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased.  When an investor signs a Letter of Intent, Class A or Class T shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted.  If the total purchases of Class A or Class T shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed.  In addition, if the total purchases of Class A or Class T shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A or Class T shares at the then current applicable offering price.  If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A or Class T restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation (“ROA”) permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the “Investor”) in some or all Funds in the Trust to reach a breakpoint discount.  This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply).  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)

Investor’s current purchase of Class A or Class T shares in the Fund; and

(b)

The net asset value (at the close of business on the previous day) of the Class A or Class T shares of the Fund held by Investor.

For example, if Investor owned Class A or Class T shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A or Class T shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A or Class T shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A AND CLASS T SHARES

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge.  The elimination of the up-front sales charge for purchases by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A or Class T shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

EXCHANGE PRIVILEGE

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in the other fund, in the same class shares at net asset value.  The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made.  A shareholder considering an exchange should obtain and read the prospectus of that Fund and consider the differences between it and the Fund whose shares he owns before making an exchange.  For further information on how to exercise the exchange privilege, contact the Transfer Agent.

REDEMPTIONS IN KIND

Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations. For example, if the request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

Each Fund intends to qualify as regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  Capital losses may be carried forward indefinitely and retain the character of the original loss.  Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the respective Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, each Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, each Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a  “qualified electing fund” (“QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether they receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

Each Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Wholly-Owned Subsidiaries

As described above, each of the Funds may invest a portion of its assets in a Fund’s respective Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as each Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that each Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities and commodities trading activities should not constitute a U.S. trade or business. However, if certain of a Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax.  Income subject to such a flat tax includes dividends and certain interest income.  The 30 percent tax does not apply to U.S.-source capital gains (whether long-term or short-term) or to interest paid to a foreign corporation on its deposits with U.S. banks. The 30 percent tax also does not apply to interest which qualifies as “portfolio interest.” The term “portfolio interest” generally includes interest (including original issue discount) on an obligation in registered form which has been issued after July 18, 1984 and with respect to which the person, who would otherwise be required to deduct and withhold the 30 percent tax, received the required statement that the beneficial owner of the obligation is not a U.S. person within the meaning of the Internal Revenue Code. Under certain circumstances, interest on bearer obligations may also be considered portfolio interest.

Each Subsidiary will be wholly-owned by a Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Internal Revenue Code.  A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the applicable Fund is a U.S. person that will own all of the stock of the Subsidiary, the Fund will be a “U.S. Shareholder” and the Subsidiary will be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in gross income for United States federal income tax purposes all of the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.”  “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives.  “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.

In general, each “U.S. Shareholder” is required to file IRS Form 5471 with its U.S. federal income tax (or information) returns providing information about its ownership of the CFC and the CFC. In addition, a “U.S. Shareholder” may in certain circumstances be required to report a disposition of shares in a Subsidiary by attaching IRS Form 5471 to its U.S. federal income tax (or information) return that it would normally file for the taxable year in which the disposition occurs. In general, these filing requirements will apply to investors of the Fund if the investor is a U.S. person who owns directly, indirectly or constructively (within the meaning of

Sections 958(a) and (b) of the Internal Revenue Code) 10 percent or more of the total combined voting power of all classes of voting stock of a foreign corporation that is a CFC for an uninterrupted period of 30 days or more during any tax year of the foreign corporation, and who owned that stock on the last day of that year.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

ORGANIZATION OF THE TRUST

As a Delaware statutory trust entity, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is BBD, LLP, located at 1835 Market Street, 26th Floor, Philadelphia, PA  19103.  Shareholders will receive annual financial statements, together with a report of the independent registered public accountants, and semiannual unaudited financial statements of the Funds.  The independent registered public accountants will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the Funds in connection with the Reorganizations has been provided by Kilpatrick Townsend & Stockton LLP, 1001 W. Fourth Street, Winston-Salem, NC 27101.

FINANCIAL STATEMENTS

As described above, the financial statements for the MFST Compass Funds are incorporated by reference to this SAI.

The Funds have not yet commenced operations and, therefore, have not produced financial statements.  Once produced, you can obtain a copy of the financial statements contained in the Funds’ Annual or Semi-Annual Report without charge by calling the Fund at 1-888-944-4367.

APPENDIX A - RATINGS

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements; their future payments cannot be considered as well assured. Often the protection of interest and principal may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody’s applies the numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS

     Aaa. Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. They are rated lower than the Aaa bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which made the long-term risks appear somewhat larger than in Aaa securities.

     A. Bonds which are rated A are judged to be upper medium grade obligations. Security for principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times. Uncertainty of position characterizes bonds in this class.

     B. Bonds which are rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of other terms of the contract over long periods may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger present with respect to principal or interest.

DESCRIPTION OF S&P CORPORATE BOND RATINGS

     AAA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B. Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS

     AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

     A. Debt rated A is regarded as safe. This rating differs from the two higher ratings because, with respect to general obligation bonds, there is some weakness that, under certain adverse circumstances, might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good but not exceptional and stability of pledged revenues could show some variations because of increased competition or economic influences in revenues.

     BBB. Bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the A category.

     BB. Debt rated BB has less near-term vulnerability to default than other speculative grade debt, however, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

     B. Debt rated B has a greater vulnerability to default bit presently has the capacity to meet interest and principal payments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC. Debt rated CCC has a current identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

DESCRIPTION OF FITCH’S MUNICIPAL BOND RATINGS

     Debt rated “AAA”, the highest rating by Fitch, is considered to be of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     Debt rated “AA” is regarded as very high credit quality. The obligor’s ability to pay interest and repay principal is very strong.

     Debt rated “A” is of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt with higher ratings.

     Debt rated “BBB” is of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is adequate, however a change in economic conditions may adversely affect timely payment.

     Debt rated “BB” is considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes, however, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     Debt rated “B” is considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     Debt rated “CCC” has certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position within the category.

DESCRIPTION OF MOODY’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody’s ratings for state and municipal notes and other short-term loans are designated “Moody’s Investment Grade” (“MIG”). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating designated VMIG may also be assigned on an issue having a demand feature. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term borrowing. Symbols used will be as follows:

     MIG-l/VMIG-1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG-2/VMIG-2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF S&P’S RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Standard & Poor’s tax exempt note ratings are generally given to such notes that mature in three years or less. The two higher rating categories are as follows:

     SP-1.Very strong or strong capacity to pay principal and interest. These issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2.Satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     Commercial paper rated Prime-l by Moody’s are judged by Moody’s to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well insured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

     Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper rated A by S&P have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issuers rated A are further refined by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Those issuers rated A-1 that are determined by S&P to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Fitch’s commercial paper ratings represent Fitch’s assessment of the issuer’s ability to meet its obligations in a timely manner. The assessment places emphasis on the existence of liquidity. Ratings range from F-1+ which represents exceptionally strong credit quality to F-4 which represents weak credit quality.

APPENDIX B – ADVISOR’S PROXY VOTING POLICIES

COMPASS EFFICIENT MODEL PORTFOLIOS, LLC

PROXY VOTING POLICIES AND PROCEDURES

(Adopted October 13, 2008)

Pursuant to the recent adoption by the Securities and Exchange Commission (the “Commission”) of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment adviser to exercise voting authority with respect to client securities, unless (i) the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, (ii) the adviser describes its proxy voting procedures to its clients and provides copies on request, and (iii) the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

In order to fulfill its responsibilities under the Act, Compass Efficient Model Portfolios, LLC (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders. For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to  make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

No set of proxy voting guidelines can anticipate all situations that may arise. In special cases, we may seek insight from our managers and analysts on how a particular proxy proposal may impact the financial prospects of a company, and vote accordingly.

We believe that we invest in companies with strong management.  Therefore we will tend to vote proxies consistent with management’s recommendations. However, we will vote contrary to management’s recommendations if we believe those recommendations are not consistent with increasing shareholder value.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that turnover in board composition promotes independent board action, fresh approaches to governance, and generally has a positive impact on shareholder value.  We will generally vote in favor of non-incumbent independent directors.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will generally support efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time, and will generally oppose efforts to adopt classified board structures.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

While we recognize that there are arguments both in favor of and against shareholder rights plans, also known as poison pills, such measures may tend to entrench current management, which we generally consider to have a negative impact on shareholder value.  Therefore, while we will evaluate such plans on a case by case basis, we will generally oppose such plans.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 1-(888) 944-4367. We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

__________________________________

COMPASS EMP FUNDS TRUST

Part C. Other Information

January 30, 2013

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OTHER INFORMATION

Item 15.  INDEMNIFICATION.

Reference is made to Article VIII of the Registrant's Agreement and Declaration of Trust, Sections 8 and 9 of the Underwriting Agreement, Section 9 of the Management Agreement, Article X of the Custody Agreement, and Section 4 of the Fund Services Agreement.  The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

The Management Agreement between Compass Efficient Model Portfolios, LLC (“Compass”) and each series of the Registrant provides that Compass will not be liable for any of its actions (e.g., errors of judgment, mistakes of law, losses arising out of investments) on behalf of the Registrant, provided that nothing shall protect, or purport to protect, Compass against any liability to the Registrant or to the security holders of the Registrant to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties.  No provision of the Management Agreement is to be construed to protect any director or officer of the Registrant or Compass from liability in violation of Section 17(h), 17(i), or 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 16.  EXHIBITS

(1)

Agreement and Declaration of Trust (“Trust Instrument”).

(i)  Registrant's Agreement and Declaration of Trust, which was filed as an exhibit to Registrant's Registration Statement on May 4, 2012, is hereby incorporated by reference.

(ii)  Registrant's Certificate of Trust, which was filed as an exhibit to Registrant's Registration Statement on May 4, 2012, is hereby incorporated by reference.

(2)

By-Laws. Registrant's By-Laws, which were filed as an exhibit to Registrant's Registration Statement on

May 4, 2012, are hereby incorporated by reference.

(3)

Not Applicable.

(4)

Agreement and Plan of Reorganization between the Registrant, on behalf of the Funds, is filed herewith as Appendix A of the Proxy Statement.

(5)

Articles III and V of the Trust Instrument, Exhibit 16(1)(i) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(6)

Investment Advisory Agreement between the Registrant and Compass Efficient Model Portfolios, LLC (“Advisor”) for the Compass EMP U.S. 500 Volatility Weighted Fund, Compass EMP U.S. Small Cap 500 Volatility Weighted Fund, Compass EMP International 500 Volatility Weighted Fund, Compass EMP Emerging Market 500 Volatility Weighted Fund, Compass EMP REC Enhanced Volatility Weighted Fund, Compass EMP U.S. 500 Enhanced Volatility Weighted Fund, Compass EMP U.S. Long/Short Fund, Compass EMP Long/Short Strategies Fund, Compass EMP International 500 Enhanced Volatility Weighted Fund, Compass EMP Commodity Long/Short Strategies Fund, Compass EMP Commodity Strategies Volatility Weighted Fund, Compass EMP Managed Futures Strategy Fund, Compass EMP U.S. Long/Short Fixed Income Fund, Compass EMP Long/Short Fixed Income Fund, Compass EMP U.S. Enhanced Fixed Income Fund, Compass EMP Enhanced Fixed Income Fund and the Compass EMP Ultra Short-Term Fixed Income Fund (collectively, the “Initially Filed Funds”), which was filed with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on October 29, 2012, is hereby incorporated by reference.

(7)

Distribution Agreement between the Registrant and Northern Lights Distributors (“Distributor”) for the Initially Filed Funds, which was filed with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on October 29, 2012, is hereby incorporated by reference.

(8)

Not Applicable.

(9)

Custodian Agreement between the Registrant and U.S. Bank National Association, which was filed with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on October 29, 2012, is hereby  incorporated by reference.

(10)

(a) Plans of Distribution Pursuant to Rule 12b-1 for Class A, Class T and Class C for the Initially Filed Funds, which were filed with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on October 29, 2012, are hereby incorporated by reference.

(b) Registrant’s Rule 18f-3 Plan, which was filed with Pre-Effective Amendment No. 1 of Registrant's Registration Statement on September 5, 2012, is hereby incorporated by reference.

(11)

Opinion and Consent of Kilpatrick Townsend and Stockton LLP regarding the legality of securities registered with respect to Registrant’s series the Compass EMP Alternative Strategies Fund, the Compass EMP Alternative Growth Fund and the Compass EMP Alternative Balanced Fund, the names of which funds are currently the Compass EMP Alternative Strategies Fund, the Compass EMP Multi-Asset Growth Fund and the Compass EMP Multi-Asset Balanced Fund, respectively, which Opinion and Consent was filed with Registrant's Registration Statement on Form N-14 on December 31, 2012, is hereby incorporated by reference.

(12)

Form of opinion of Kilpatrick Townsend and Stockton LLP regarding certain tax matters, which was filed with Registrant's Registration Statement on Form N-14 on December 31, 2012, is hereby incorporated by reference.

(13)(a)

Fund Services Agreement between the Registrant, on behalf of the Initially Filed Funds, and Gemini Fund Services, LLC, as Administrator, which was filed with Pre-Effective Amendment No. 3 to the Registrant’s

Registration Statement on October 29, 2012, is hereby incorporated by reference.

(13 (b))

  Expense Limitation Agreement between the Registrant, on behalf of the Initially Filed Funds, and the Advisor, which was filed with Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on October 29, 2012, is hereby incorporated by reference.

(14)

Consent of Independent Registered Public Accounting Firm for the Mutual Fund Series Trust is filed herewith.

(15)

Not Applicable.

(16)

Not Applicable.

(17)

Not Applicable.

Consent of Independent Registered Public Accounting Firm for the Mutual Fund Series Trust is filed herewith.

Item 17.  UNDERTAKINGS.

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)         The undersigned Registrant undertakes to file the opinion of counsel supporting the tax consequences of the proposed reorganization required by Item 16(12) through an amendment to this Registration Statement no later than a reasonable time after the closing of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Nashville, Tennessee, on the 30th day of January 2013.

COMPASS EMP FUNDS TRUST

By:  /s/ Stephen M. Hammers

      Stephen M. Hammers, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.  In addition, pursuant to Rule 438 under the Securities Act, each of Messrs. Gering, Benson and Mims consents to being named in the Registration Statement as a future director of each Subsidiary described therein.

  /s/ Stephen M. Hammers

January 30, 2013

Stephen M. Hammers, President *

Date

  /s/ John M. Gering

January 30, 2013

John M. Gering, Trustee

Date

  /s/ Donald T. Benson

January 30, 2013

Donald T. Benson, Trustee

Date

  /s/ Ottis E. Mims

January 30, 2013

Ottis E. Mims, Trustee

Date

  /s/ David Moore

January 30, 2013

David Moore, Trustee

Date

  /s/ Robert W. Walker

January 30, 2013

Robert W. Walker, Treasurer *

Date

*Mr. Hammers  is the principal executive officer of the Compass EMP Funds Trust, and Mr. Walker is the principal financial officer and principal accounting officer of the Compass EMP Funds Trust.